SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30
--------------------------------------------------------------------------------
1.   REQUISITION NUMBER
     MPR PAHTV98023
--------------------------------------------------------------------------------
2.   CONTRACT NO.
     DAAB15-99-D-0014
--------------------------------------------------------------------------------
3.   AWARD/EFFECTIVE DATE
     99/06/24
--------------------------------------------------------------------------------
4.   ORDER NUMBER
--------------------------------------------------------------------------------
5.   SOLICITATION NUMBER
     DAAB15-99-R-0004
--------------------------------------------------------------------------------
6.   SOLICITATION ISSUE DATE
--------------------------------------------------------------------------------
7.   FOR SOLICITATION INFORMATION CALL:

     a.   NAME
          Daniel Keyes

     b.   TELEPHONE NUMBER (No collect calls)
          (703) 325-8718
--------------------------------------------------------------------------------
8.   OFFER DUE DATE/LOCAL TIME
--------------------------------------------------------------------------------
9.   ISSUED BY                                                     CODE W73QLH
     CECOM Acquisition Center - Washington
     2461 Eisenhower Ave., Hoffman I, Room 284
     Alexandria, Virginia 22331-0700
--------------------------------------------------------------------------------
10.  THIS ACQUISITION IS

     [X] UNRESTRICTED
     [ ] SET ASIDE:  % FOR
     [ ] SMALL BUSINESS
     [ ] SMALL DISADV. BUSINESS
     [ ] 8(A)

     SIC:
     SIZE STANDARD:
--------------------------------------------------------------------------------
11.  DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED

     [ ] SEE SCHEDULE
--------------------------------------------------------------------------------
12.  DISCOUNT TERMS
--------------------------------------------------------------------------------
13a. [ ] THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
--------------------------------------------------------------------------------
13b. RATING
--------------------------------------------------------------------------------
14.  METHOD OF SOLICITATION

     [ ] RFQ.  [ ] IFB  [X] RFP
--------------------------------------------------------------------------------
15.  DELIVER TO                                                    CODE
     To be identified on each delivery oder
--------------------------------------------------------------------------------
16.  ADMINISTERED BY                                               CODE
     Same as Block 9
--------------------------------------------------------------------------------
17a. CONTRACTOR/OFFEROR                                            CODE 04NA3
     Comtech Mobile Datacom Corp.
     19540 Amaranth Drive                                          FACILITY
     Germantown, MD 20874                                          CODE
     TELEPHONE NO. (301) 428-2101
--------------------------------------------------------------------------------
17b. [ ] CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

--------------------------------------------------------------------------------
18a. PAYMENT WILL BE MADE BY                                       CODE
     To be identified on each delivery order
--------------------------------------------------------------------------------
18B. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED
     [X]  SEE ADDENDUM
--------------------------------------------------------------------------------
19.  ITEM NO.
--------------------------------------------------------------------------------
20.  SCHEDULE OF SUPPLIES/SERVICES
     See 1449, Part I.b

(Attach Additional Sheets as Necessary)
--------------------------------------------------------------------------------
21.  QUANTITY
--------------------------------------------------------------------------------
22.  UNIT
--------------------------------------------------------------------------------
23.  UNIT PRICE
--------------------------------------------------------------------------------
24.  AMOUNT
--------------------------------------------------------------------------------
25.  ACCOUNTING AND APPROPRIATION DATA
     See Continuation of 1449, Part I.a
--------------------------------------------------------------------------------
26.  TOTAL AWARD AMOUNT (For Govt. Use Only)
     $100,000.00
--------------------------------------------------------------------------------
27a. [X] SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR 52.212-3 AND 52.212-5 ARE ATTACHED.ADDENDA [X]ARE [ ]ARE NOT ATTACHED.
--------------------------------------------------------------------------------
27b. [X] CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4, 52.212-5 IS ATTACHED. ADDENDA [X] ARE [ ] ARE NOT ATTACHED.
--------------------------------------------------------------------------------
28.  [X]  CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN _2_ COPIES
          TO ISSUING OFFICE, CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.
--------------------------------------------------------------------------------
29. [X] AWARD OF CONTRACT: REFERENCE See Part I.a. OFFER DATED _________________, YOUR OFFER ON SOLICITATION (BLOCK 5) INCLUDING
          ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED
          AS TO ITEMS.
--------------------------------------------------------------------------------
30a. SIGNATURE OF OFFEROR/CONTRACTOR

     _____________________________________
--------------------------------------------------------------------------------
30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)

     Joel R. Alper
     President
--------------------------------------------------------------------------------
30c. DATE SIGNED
     June 24, 1999
--------------------------------------------------------------------------------
31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
--------------------------------------------------------------------------------
31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)

     Kevin S. Sommer
--------------------------------------------------------------------------------
31c. DATE SIGNED
     6/24/99
--------------------------------------------------------------------------------
32a. QUANTITY IN COLUMN 21 HAS BEEN

     [ ]  RECEIVED
     [ ]  INSPECTED
     [ ]  ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED

--------------------------------------------------------------------------------
32b. SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE
--------------------------------------------------------------------------------
32c. DATE
--------------------------------------------------------------------------------
33.  SHIP NUMBER

     [ ] PARTIAL
     [ ] FINAL
--------------------------------------------------------------------------------
34.  VOUCHER NUMBER
--------------------------------------------------------------------------------
35.  AMOUNT VERIFIED CORRECT FOR
--------------------------------------------------------------------------------
36.  PAYMENT

     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
--------------------------------------------------------------------------------
37.  CHECK NUMBER
--------------------------------------------------------------------------------
38.  S/R ACCOUNT NUMBER
--------------------------------------------------------------------------------
39.  S/R VOUCHER NUMBER
--------------------------------------------------------------------------------
40.  PAID BY
--------------------------------------------------------------------------------
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT
--------------------------------------------------------------------------------
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER
--------------------------------------------------------------------------------
41c. DATE
--------------------------------------------------------------------------------
42a. RECEIVED BY (Print)
--------------------------------------------------------------------------------
42b. RECEIVED AT (Location)
--------------------------------------------------------------------------------
42c. DATE REC'D (YY/MM/DD)
--------------------------------------------------------------------------------
42d. TOTAL CONTAINERS
--------------------------------------------------------------------------------
AUTHOIRZED FOR LOCAL REPRODUCTION
SEE PAGE 2 FOR QMB CONTROL NUMBER AND PAPERWORK
STANDARD FORM 1449 (10-95)
Prescribed by GSA-FAR (48 CFR) 53.212
BURDEN STATEMENT

                                                                DAAB15-99-D-0014

                     PART 1.a: CONTINUATION OF SF FORM 1449

BLOCKS 27.a AND 29: The contractor's proposal for the "Movement Tracking System"
(MTS), Volume I - Technical, dated 17 March, 1999 updated through 9 June, 1999, attached hereto as Attachment III.e, is hereby incorporated into the contract. In addition to the contractor's proposal and the identified FAR provisions and clauses which have been incorporated by reference into the contract, the following documents comprise this solicitation/contract:

PART                             DESCRIPTION                                FILE
                                PART I: SF 1449

SF1449 Solicitation/Contract Order for Commercial Items Cover Sheet     1449.doc
I.a    Continuation of SF 1449                                            1a.doc
I.b    Contract Line Item Number (CLIN) List:                             1b.xls

                                PART II: CLAUSES
II.a   FAR Clause 52.212-4 and Addenda, Contract Terms               2.a-b-c.doc
       and Conditions - Commercial Items

II.b   FAR Clause  52.212-5,  Contract  Terms and Conditions         2.a-b-c.doc
       Required to Implement  Statues or Executive  Orders -
       Commercial Items

II.c   DFARS  Clause   252.212-7001,   Contract   Terms  and         2.a-b-c.doc
       Conditions   Required   to   Implement   Statutes  or
       Executive Orders Applicable to Defense Acquisitions of Commercial Items and DFARS Clause 252.227-7013,
       Rights in Technical Data - Non-Commercial Items

                   PART III: ATTACHMENTS

III.a  MTS Statement of Objectives                                       3-a.doc

III.b  MTS Statement of Work and Specification                           3-b.doc
         Appendix I:    Applicable  Documents
         Appendix II:   Definitions
         Appendix III:  Equipment  Specification
III.c  DD Form 254, DoD Contract Security Classification  Specification
III.d  Offeror's Certification of Requirements
III.e  Proposal


Part I.a:         CONTINUATION OF SF 1449
File Name:        1-a                                                          1

                                                                DAAB15-99-D-0014


BLOCK 6, SOLICITATION ISSUE DATE: 5 February, 1999.

BLOCK 8, OFFEROR DUE DATE/LOCAL TIME: N/A

BLOCK 9: This is an indefinite-delivery/indefinite-quantity (ID/IQ) contract with centralized ordering. The ordering office is identified at Block 9 on the face of the SF 1449.

BLOCK 10, SIC: 3812, SIZE STANDARD: 750

BLOCK 11:  Delivery  of the  supplies  shall be in  accordance  with FAR  Clause
52.247-35,  FOB  Destination,   Within  Consignee's  Premises,  and  FAR  Clause
52.247-48, FOB Destination-Evidence of Shipment.

BLOCK 15, DELIVERY REQUIREMENTS: Supplies/services shall be delivered within the timeframes set forth in the respective delivery orders. Orders shall be considered received as follows:

(a) If express mailed, no later than two days from the date of the express mailing;

(b) If sent via regular  mail, no later than five days from the date of mailing;
or

(c) If faxed or electronically transmitted, on the date of the transmission.

BLOCK 17b - REMITTANCE ADDRESS: Comtech Mobile Datacom, 19540 Amaranth Drive, Germantown, MD 20874

BLOCK 18.a - INVOICES: Invoices, prepared in accordance with Part II.a, paragraph (g) of this contract, shall be submitted to the address identified in each delivery order.

BLOCKS 19 THROUGH 24 - SCHEDULE OF SUPPLIES/SERVICES:

(a) This is an ID/IQ contract with firm-fixed price (FFP) contract line item numbers (CLINs). The purpose of the acquisition is to acquire commercially available equipment and services to provide a worldwide two-way data communication and Global Positioning Satellite (GPS) based geo-location capability between handheld units, mobile units mounted in vehicles, and computer based control stations which send and receive data as well as display other users' GPS location.

(b) The Government guarantees to place as a minimum, orders with an aggregate total of at least $100,000. The aggregate total of delivery orders issued under this contract shall not exceed $418.2 million; i.e., the contract ceiling.

(c) The total contract life, subject to exercise of FAR Clause 52.217-9, Option to Extend the Term of the Contract, is 96 months from receipt of the notice to proceed (issued pursuant to Part II.a, paragraph (u) of this contract). The ordering period for hardware (units and sub-units) is 60 months and the ordering period for all other CLINs is 96 months. The Government is in no way bound to extend the ordering period beyond the base contract period of 12 months.

Part I.a:         CONTINUATION OF SF 1449
File Name:        1-a                                                          2

                                                                DAAB15-99-D-0014



(d) The Master CLIN List is at Part I.b of this contract. The CLINs are divided into eight series:

                  SERIES                    DESCRIPTION
                  ------                    -----------
                  0xxx Series               Base Year CLINs
                  lxxx Series               Second Year CLINs
                  2xxx Series               Third Year CLINs
                  3xxx Series               Fourth Year CLINs
                  4xxx Series               Fifth Year CLINs
                  5xxx Series               Sixth Year CLINs
                  6xxx Series               Seventh Year CLINs
                  7xxx Series               Eighth Year CLINs

The lxxx through 7xxx series CLINs are subject to "Option to Extend the Term of the Contract".

(e) The following is a summary of the CLINs contained in each year. (Note: The 'x' in each CLIN represents the applicable series; i.e., year, identified in the preceding paragraph.):

                  CLIN   DESCRIPTION
                  ----   -----------
                  x001   Mobile Unit VI
                  x002   Mobile Unit VI Sub-Units
                  x003   Mobile Unit VI Replaceable Items
                  x004   Mobile Unit VI, Commercial Manual
                  x005   Mobile Unit VI, MTS Manual and Training Materials
                  x006   Mobile Unit V2
                  x007   Mobile Unit V2 Sub-Unit
                  x008   Mobile Unit V2 Replaceable Units
                  X009   Mobile Unit V2, Commercial Manual
                  X010   Mobile Unit V2, MTS Manual and Training Materials
                  X011   Control Station
                  x012   Control Station Sub-Units
                  x013   Control Station Replaceable Items
                  x014   Control Station, Commercial Manual
                  X015   Control Station, MTS Manual and Training Materials
                  x016   Monthly Project Status Report
                  x017   Quarterly Logistics and Maintenance Report
                  x018   Worldwide Web Site
                  X019   Technical Support Services
                  x020   Air Time Per Unit
                  x021   Maintenance


Part I.a:         CONTINUATION OF SF 1449
File Name:        1-a                                                          3

                                                                DAAB15-99-D-0014

BLOCK 25 - ACCOUNTING AND APPROPRIATION DATA:

(a) The Accounting and Appropriation Data for this contract is as follows:

2182035 86D 6D12 P5110 25CZ S20113          $100,000.00
PROM J6-8-2M241-J6-EH
ACRN: AA

(b) The aforementioned funds are obligated to cover the minimum guaranteed quantity (as set forth in paragraph b of Blocks 19 through 24). The contractor is not authorized to submit an invoice for this amount at this time. These funds, or any portion of these funds, may either be used to fund a future delivery order(s), or shall be de-obligated once the minimum guaranteed quantity is ordered under the contract.

(c) Accounting and Appropriation Data for each delivery order shall be identified on the respective delivery order.

                                END OF PART I.A



Part I.a:         CONTINUATION OF SF 1449
File Name:        1-a                                                          4

                                                                                DAAB15-99-D-0014



                               SECTION I.b - CLIN LIST (BASE YEAR THROUGH OPTION YEAR 3)

                                                                                  BASE   OPTION YR  OPTION YR  OPTION YR
                                                                                  YEAR   ONE        TWO        THREE
                                                                            UNIT  0xxx   1xxx       2xxx       3xxx
                                                                OEM/         OF   UNIT   UNIT       UNIT       UNIT
CLIN   DESCRIPTION                      REFERENCES           MAKE/MODEL    EASUR  PRICE  PRICE      PRICE      PRICE

       Mobile Unit V1 (MUV1)
x001   Mobile Unit V1              Part IIIb, Appendix III   MU-V1          ea  $XX         $XX   $XX             $XX
z002   Mobile Unit V1 Sub-units
x002AA Mobile Terminal with Mag    Part IIIb, Appendix III   MT2010-1MM     ea  $XX         $XX   $XX             $XX
       Mount & Extra Battery                                 (SCI)
       includes subCLIN 003AB
       (1 ea)
x002AB PCMCIA and Cable Ass'y for  Part IIIb, Appendix III   ELAN/SL232     ea  $XX     $XX       $XX           $XX
       PLGER Port                                            PC Card
x002AC Palmtop and battery set,    Part IIIb, Appendix III   HP 360 LX (HP) ea  $XX     $XX       $XX         $XX
       includes messaging
       software, subCLINs
       003AD-AG (1 ea)
x002AD Transit Case                Part IIIb, Appendix III   Case V1 (ESC)  ea  $XX         $XX       $XX                 $XX
x003   Mobile Unit V1
       Replaceable Items
x003AA MT 2010 Battery - Mobile    Part IIIb, Appendix III   V1-BA-001(SCI) ea  $XX     $XX       $XX           $XX
       Terminal
x003AB 10 ft cable fm Tx/Rx and    Part IIIb, Appendix III   V1-CBL-020(SCI)ea  $XX         $XX       $XX               $XX
       2-Item Power Adapter
x003AC PCMCIA and Cable Ass'y      Part IIIb, Appendix III   ELAN/SL232
       for PLGER Port                                        PC Card        ea  $XX         $XX       $XX         $XX
x003AD Synch Cable                 Part IIIb, Appendix III   HP/F1238       ea  $XX     $XX       $XX             $XX
x003AE Power Cable                 Part IIIb, Appendix III   HP             ea  $XX         $XX   $XX     $XX
x003AF Battery Set (Extra battery) Part IIIb, Appendix III   HP             ea  $XX         $XX   $XX             $XX
x003AG World Wide Battery Charger  Part IIIb, Appendix III   HP/F1218#ABA   ea  $XX         $XX   $XX             $XX
x004   Mobile Unit V1,
       Commercial Manual           Part IIIb, Para 6.5       Include in Clin x001
x005   Mobile Unit V1, MTS Manual  Part IIIb, Para 6.5                      ea  $XX         $XX   $XX             $XX
       and Training Materiel
       Mobile Unit V2 (MUV2)
x006   Mobile Unit V2              Part IIIb, Appendix III   MU-V2          ea  $XX         $XX   $XX             $XX
x007   Mobile Unit V2 Sub-units
x007AA Mobile Terminal with        Part IIIb, Appendix III   MT2010-1 (SCI) ea  $XX         $XX   $XX             $XX
       Extra Battery
x007AB Laptop Computer w. battery  Part IIIb, Appendix III   HHC 133 (PGI)  ea  $XX         $XX   $XX             $XX
       & extra battery, mappin
       messaging software,
       subCLINs 008AD-AF (1 ea)
x007AC Keyboard                    Part IIIb, Appendix III   PGI            ea  $XX         $XX   $XX             $XX
x007AD Hard Drive (HHC-133)        Part IIIb, Appendix III   HHC133-HD(PGI) ea  $XX         $XX   $XX             $XX
x007AE Transit Case                Part IIIb, Appendix III   Case V2 (ESC)  ea  $XX         $XX   $XX             $XX
x008   Mobile Unit V2 Replaceable
       Items
x008AA MT 2010 Battery - Mobile    Part IIIb, Appendix III   V1-BA-001 SCI) ea  $XX         $XX   $XX             $XX
       Terminal
x008AB Keyboard (HHC-133)          Part IIIb, Appendix III   PS2 (PGI)      ea  $XX         $XX   $XX             $XX
x008AC Battery (HHC-133)           Part IIIb, Appendix III   HHC133-BA(PGI) ea  $XX         $XX   $XX             $XX
x008AD Data Cable (HHC-133)        Part IIIb, Appendix III   HHC133-DC(PGI) ea  $XX         $XX   $XX             $XX


                                                         1

                                                                                                                  DAAB15-99-D-0014

                                    SECTION I.b - CLIN LIST (BASED YEAR THROUGH OPTION YEAR 3)

                                                                                  BASE   OPTION YR  OPTION YR  OPTION YR
                                                                                  YEAR   ONE        TWO        THREE
                                                                            UNIT  0xxx   1xxx       2xxx       3xxx
                                                                OEM/         OF   UNIT   UNIT       UNIT       UNIT
CLIN   DESCRIPTION                      REFERENCES            MAKE/MODEL   EASUR PRICE  PRICE      PRICE      PRICE

x008AE Power Cable (HHC-133) to    Part IIIb, Appendix III   HHC133-PC(PGI) ea  $XX         $XX   $XX             $XX
       DC Power
x008AF Battery Charger (HHC-133)   Part IIIb, Appendix III   HHC133-BC(PGI) ea  $XX         $XX   $XX             $XX
       (World-wide)
x009   Mobile Unit V2, Commercial  Part IIIb, Para 6.5       Included in
       Manual                                                Clin x006
x010   Mobile Unit V2, MTS         Part IIIb, Para 6.5                      ea  $XX         $XX   $XX             $XX
       Manuals and Training
       Materie
       Control Station (CS)
x011   Control Station             Part IIIb, Appendix III   CS-1           ea  $XX         $XX   $XX             $XX
x012   Control Station Sub-units
x012AA Mobile Terminal and Extra   Part IIIb, Appendix III   MT2010-1 (SCI) ea  $XX         $XX   $XX             $XX
       Battery and subCLIN 013
x012AB Laptop Computer w. battery  Part IIIb, Appendix III   DC2020 (SCI)   ea  $XX         $XX   $XX             $XX
       & extra battery, mappin
       messaging software, &
       subCLIN 013AD (1 ea)
x012AC Hard Disk DC 2020 Laptop    Part IIIb, Appendix III   CS-HD-001(SCI) ea  $XX         $XX   $XX             $XX
x012AD Printer and 2 batteries,    Part IIIb, Appendix III   HP 340CBi (HP) ea  $XX         $XX   $XX             $XX
       w. subCLINs 0013AE-AG(1
x012AE Transit Case                Part IIIb, Appendix III   Case CS (ESC)  ea  $XX         $XX   $XX             $XX
x013   Control Station
       Replaceable Items
x013AA MT 2010 Battery, Mobile     Part IIIb, Appendix III   V1-BA-001(SCI) ea  $XX         $XX   $XX             $XX
       Terminal
x013AB 100 FT Cable & Power        Part IIIb, Appendix III   CS-CPC-100(SCI)ea  $XX         $XX   $XX             $XX
       Converter
x013AC Battery DC 2020 Laptop      Part IIIb, Appendix III   CS-BA-001(SCI) ea  $XX         $XX   $XX             $XX
x013AD Battery Charger DC 2020     Part IIIb, Appendix III   CS-BC-001(SCI) ea  $XX         $XX   $XX             $XX
       Laptop
x013AE Printer Cartridge HP 340CBi Part IIIb, Appendix III   51625A (HP)    ea  $XX         $XX   $XX             $XX
x013AF Printer Cable HP 340CBi     Part IIIb, Appendix III   C2991A (HP)    ea  $XX         $XX   $XX             $XX
       (10 Ft)
x013AG Battery Charger HP 340BCi   Part IIIb, Appendix III   C3004A (HP)    ea  $XX         $XX   $XX             $XX
       (World-wide) - Printer
x013AH Battery HP 340CBi -         Part IIIb, Appendix III   C3059A (HP)    ea  $XX         $XX   $XX             $XX
       Printer
x014   Control Station,            Part IIIb, Para 6.5       Include in
       Commercial Manual                                     Clin x011
x015   Control Station, MTS Manual Part IIIb, Para 6.5                      ea  $XX         $XX   $XX             $XX
       and Training Materiels
       Documentation, Reports and
       Support Services
x016   Monthly Project Status      Part IIIb, para 6.7.1                 Monthly$XX         $XX   $XX             $XX
       Report
x017   Quarterly Logistics and     Part IIIb, para 6.7.2               Quarterly$XX         $XX   $XX             $XX
       Maintenance Report
x018   Worldwide Web Site          Part IIIb, para 6.7.3                 Yearly $XX         $XX   $XX             $XX

x019   Technical Support Services
x019AA Program Manager             Part IIIb, para 6.11                    hour $XX         $XX   $XX             $XX
x019AB Site Leader                 Part IIIb, para 6.11                    hour $XX         $XX   $XX             $XX


                                                         2

                                                                                                                  DAAB15-99-D-0014

                                    SECTION I.b - CLIN LIST (BASED YEAR THROUGH OPTION YEAR 3)


                                                                                  BASE   OPTION YR  OPTION YR  OPTION YR
                                                                                  YEAR   ONE        TWO        THREE
                                                                            UNIT  0xxx   1xxx       2xxx       3xxx
                                                                OEM/         OF   UNIT   UNIT       UNIT       UNIT
CLIN   DESCRIPTION                      REFERENCES            MAKE/MODEL   EASUR  PRICE  PRICE      PRICE      PRICE

x019AC Mechanical Installer        Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AD Systems Trainer             Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AE Senior Engineer             Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AF Junior Engineer             Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AG Senior Software Analyst     Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AH System Analyst              Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AI Software Programmer         Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AJ Test Analyst                Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AK Mechanical Engineer         Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AL Mechanical Fabricator       Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AM Electrical Engineer         Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AN Electrical Fabricator       Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AO Technical Writer            Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX
x019AP Clerical                    Part IIIb., para 6.11                    hour $XX     $XX        $XX    $XX

x020   Air Time Per Unit           Part IIIb., para 6.9
x020AA Mobile Unit V1              Part IIIb., para 6.9                     Day          $XX        $XX    $XX
x020AB Mobile Unit V2              Part IIIb., para 6.9                     Day          $XX        $XX    $XX
x020AC Control Station             Part IIIb., para 6.9                     Day          $XX        $XX    $XX

x021   Maintenance
x021AA Maintenance:  x001          Part IIIb., para 6.4.6     MU-V1         Month                              $XX
x021AB Maintenance:  x006          Part IIIb., para 6.4.6     MU-V2         Month                              $XX
x021AC Maintenance:  x0011         Part IIIb., para 6.4.6     CS-1          Month                              $XX


                                                         3


                                                                                                                  DAAB15-99-D-0014

                                    SECTION I.b - CLIN LIST (BASED YEAR 4 THROUGH OPTION YEAR 7)


                                                                                 BASE YR OPTION YR  OPTION YR  OPTION YR
                                                                                  FOUR   FIVE       SIX        SEVEN
                                                                            UNIT  4xxx   5xxx       6xxx       7xxx
                                                                OEM/         OF   UNIT   UNIT       UNIT       UNIT
CLIN   DESCRIPTION                      REFERENCES            MAKE/MODEL   EASUR  PRICE  PRICE      PRICE      PRICE

       Mobile Unit V1 (MUV1)
x001   Mobile Unit V1              Part IIIb, Appendix III    MU-V1          ea  $XX
x002   Mobile Unit V1 Sub-units
x002AA Mobile Terminal with Mag    Part IIIb, Appendix III    MT2010-1MM(SCI)ea  $XX
       Mount & Extra Battery
       includes subCLIN 003AB
       (1 ea)
x002AB PCMCIA and Cable Ass'y      Part IIIb, Appendix III    ELAN/SL232PC
       for PLGER Port                                         Card           ea  $XX
x002AC Palmtop and battery set,    Part IIIb, Appendix III    HP360 LX (HP)  ea  $XX
       includes messaging
       software, subCLINs
       003AD-AG (1 ea)
x002AD Transit Case                Part IIIb, Appendix III    Case VI (ESC)  ea  $XX
x003   Mobile Unit VI
       Replaceable Items
x003AA MT 2010 Battery -           Part IIIb, Appendix III    VI-BA-001(SCI) ea  $XX     $XX        $XX    $XX
       Mobile Terminal
x003AB 10 ft cable fm Tx/Rx and    Part IIIb, Appendix III    VI-CBL-020(SCI)ea  $XX     $XX        $XX    $XX
       2-Item Power Adapter
x003AC PCMCIA and Cable Ass'y for  Part IIIb, Appendix III    ELAN/SL232PC
       PLGER Port                                             Card           ea  $XX     $XX        $XX    $XX
x003AD Synch Cable                 Part IIIb, Appendix III    HP/F1238       ea  $XX     $XX        $XX    $XX
x003AE Power Cable                 Part IIIb, Appendix III    HP             ea  $XX     $XX        $XX    $XX
x003AF Battery Set (Extra battery) Part IIIb, Appendix III    HP             ea  $XX     $XX        $XX    $XX
x003AG World Wide Battery Charger  Part IIIb, Appendix III    HP/F1218#ABA   ea  $XX     $XX        $XX    $XX
x004   Mobile Unit V1, Commercial  Part IIIb, Para 6.5        Included in
       Manual                                                 Clin x001
x005   Moblie Unit V1, MTS Manual  Part IIIb, Para 6.5                       ea  $XX
       and Training Materiels
       Mobile Unit V2 (MUV2)
x006   Mobile Unit V2              Part IIIb, Appendix III    MU-V2          ea  $XX
x007   Mobile Unit V2 Sub-units
x007AA Mobile Terminal with Extra  Part IIIb, Appendix III    MT2010-1(SCI)  ea  $XX
       Battery
x007AB Laptop Computer w. battery  Part IIIb, Appendix III    HHC 133 (PGI)  ea  $XX
       & extra battery, mapping
       messaging software,
       subCLINs 008AD-AF (1 ea)
x007AC Keyboard                    Part IIIb, Appendix III    PGI            ea  $XX
x007AD Hard Drive (HHC-133)        Part IIIb, Appendix III    HHC 133-HD(PGI)ea  $XX
x007AE Transit Case                Part IIIb, Appendix III    Case V2 (ESC)  ea  $XX
x008   Mobile Unit V2 Replaceable
       Items


                                                                4



                                                                                                                  DAAB15-99-D-0014

                                    SECTION I.b - CLIN LIST (BASED YEAR 4 THROUGH OPTION YEAR 7)


                                                                                 BASE YR OPTION YR  OPTION YR  OPTION YR
                                                                                  FOUR   FIVE       SIX        SEVEN
                                                                            UNIT  4xxx   5xxx       6xxx       7xxx
                                                                OEM/         OF   UNIT   UNIT       UNIT       UNIT
CLIN   DESCRIPTION                      REFERENCES            MAKE/MODEL   EASUR  PRICE  PRICE      PRICE      PRICE

x008AA MT2010 Battery - Mobile     Part IIIb, Appendix III    V1-BA-001(SCI) ea  $XX     $XX        $XX    $XX
       Terminal
x008AB Keyboard (HHC-133)          Part IIIb, Appendix III    PS2(PGI)       ea  $XX     $XX        $XX    $XX
x008AC Battery (HHC-133)           Part IIIb, Appendix III    HHC133-BA(PGI) ea  $XX     $XX        $XX    $XX
x008AD Data Cable (HHC-133)        Part IIIb, Appendix III    HHC133-DC(PGI) ea  $XX     $XX        $XX    $XX
x008AE Power Cable (HHC-133) to    Part IIIb, Appendix III    HHC133-PC(PGI) ea  $XX     $XX        $XX    $XX
       DC Power
x008AF Battery Charger (HHC-133)   Part IIIb, Appendix III    HHC133-BC(PGI) ea  $XX     $XX        $XX    $XX
       Worldwide
x009   Mobile Unit V2, Commercial  Part IIIb, Para 6.5        Included in
       Manual                                                 Clin x006
x010   Mobile Unit V2, MTs Manuals Part IIIb, Para 6.5                       ea  $XX
       and Training Materiel
       Control Station
x011   Control Station (CS)        Part IIIb, Appendix III    CS-1           ea  $XX
x012   Control Station Sub-units
x012AA Mobile Terminal and Extra   Part IIIb, Appendix III    MT2010-1(SCI)  ea  $XX
       Battery and subCLIN 013
x012AB Laptop Computer w. battery  Part IIIb, Appendix III    DC2020(SCI)    ea  $XX
       & extra battery, mapping
       messaging software, &
       subCLIN 013AD (1 ea)
x012AC Hard Disk DC 2020 Laptop    Part IIIb, Appendix III    CS-HD-001(SCI) ea  $XX
x012AD Printer and 2 batteries,    Part IIIb, Appendix III    HP 340CBi(HP)  ea  $XX
       w. subCLINs 0013AE-AG (1
x012AE Transit Case                Part IIIb, Appendix III    Case CS (ESC)  ea  $XX
x013   Control Station
       Replacement Items
x013AA MT 2010 Battery, Mobile     Part IIIb, Appendix III    V1-BA-001(SCI) ea  $XX     $XX        $XX    $XX
       Terminal
x013AB 100 FT Cable & Power        Part IIIb, Appendix III    CS-CPC-100(SCI)ea  $XX     $XX        $XX    $XX
       Converter
x013AC Battery DC 2020 Laptop      Part IIIb, Appendix III    CS-BA-001(SCI) ea  $XX     $XX        $XX    $XX
x013AD Battery Charger DC 2020     Part IIIb, Appendix III    CS-BC-001(SCI) ea  $XX     $XX        $XX    $XX
       Laptop
x013AE Printer Cartridge HP 340CBi Part IIIb, Appendix III    51625A (HP)    ea  $XX     $XX        $XX    $XX
x013AF Printer Cable HP 340CBi     Part IIIb, Appendix III    C2991A(HP)     ea  $XX     $XX        $XX    $XX
       (10 Ft)
x013AG Battery Charger HP 340BCi   Part IIIb, Appendix III    C3004A (HP)    ea  $XX     $XX        $XX    $XX
       (World-wide) - Printer
x013AH Battery HP 340CBi - Printer Part IIIb, Appendix III    C3059A (H)     ea  $XX     $XX        $XX    $XX
x014   Control Station, Commercial Part IIIb.,Para 6.5        Included in
       Manual                                                 Clin x011
x015   Control Station, MTS Manual Part IIIb.,Para 6.5                       ea  $XX
       and Training Materiels
       Documentation, Reports and


                                                                5



                                                                                                                  DAAB15-99-D-0014

                                    SECTION I.b - CLIN LIST (BASED YEAR 4 THROUGH OPTION YEAR 7)


                                                                                 BASE YR OPTION YR  OPTION YR  OPTION YR
                                                                                  FOUR   FIVE       SIX        SEVEN
                                                                            UNIT  4xxx   5xxx       6xxx       7xxx
                                                                OEM/         OF   UNIT   UNIT       UNIT       UNIT
CLIN   DESCRIPTION                      REFERENCES            MAKE/MODEL   EASUR PRICE  PRICE      PRICE      PRICE

       Support Services
x016   Monthly Project Status      Part IIIb., para 6.7.1                 Monthly$XX     $XX        $XX    $XX
       Report
x017   Quarterly Logistics and     Part IIIb., para 6.7.2               Quarterly$XX     $XX        $XX    $XX
       Maintenance Report
x018   Worldwide Web Site          Part IIIb., para 6.7.3                 Yearly $XX     $XX        $XX    $XX

x019   Technical Support Services
x019AA Program Manager             Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AB Site Leader                 Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AC Mechanical Installer        Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AD Systems Trainer             Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AE Senior Engineer             Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AF Junior Engineer             Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AG Senior Software Analyst     Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AH System Analyst              Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AI Software Programmer         Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AJ Test Analyst                Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AK Mechanical Engineer         Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AL Mechanical Fabricator       Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AM Electrical Engineer         Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AN Electrical Fabricator       Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AO Technical Writer            Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX
x019AP Clerical                    Part IIIb., para 6.11                    hour$XX     $XX         $XX    $XX

x20    Air Time Per Unit
x020AA Mobile Unit V1              Part IIIb., para 6.9                     Day $XX     $XX         $XX    $XX
x020AB Mobile Unit V2              Part IIIb., para 6.9                     Day $XX     $XX         $XX    $XX
x020AC Control Station             Part IIIb., para 6.9                     Day $XX     $XX         $XX    $XX

x021   Maintenance


                                        6


                                                                                                                  DAAB15-99-D-0014

                                    SECTION I.b - CLIN LIST (BASED YEAR 4 THROUGH OPTION YEAR 7)


                                                                                 BASE YR OPTION YR  OPTION YR  OPTION YR
                                                                                  FOUR   FIVE       SIX        SEVEN
                                                                            UNIT  4xxx   5xxx       6xxx       7xxx
                                                                OEM/         OF   UNIT   UNIT       UNIT       UNIT
CLIN   DESCRIPTION                      REFERENCES            MAKE/MODEL  MEASURE PRICE  PRICE      PRICE      PRICE

x021AA Maintenance:  x001          Part IIIb. Para 6.4.6      MU-V1        Month $XX     $XX        $XX    $XX
x021AB Maintenance:  x006          Part IIIb. Para 6.4.6      MU-V2        Month $XX     $XX        $XX    $XX
x021AC Maintenance:  x0011         Part IIIb. Para 6.4.6      CS-1         Month $XX     $XX        $XX    $XX
















                                        7


                                                     DAAB15-99-D-0014-99-D-0014

In accordance with FAR 12.302, Tailoring of Provisions and Clauses for the Acquisition of Commercial Items, FAR Clause 52.212-4 is tailored as follows to reflect special contact terms and conditions that are unique for this contract. This tailored clause supersedes the version of FAR Clause 52.212-4 that was incorporated by reference into the contract.

                                   Part II.a

                        FAR CLAUSE 52.212-4 AND ADDENDA
                CONTRACT TERMS AND CONDITIONS-COMMERCIAL ITEMS,
                                    (APR 98)

(a) Inspection/Acceptance.

(1) The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(2) A Defense Contract Management Command representative shall inspect and accept supplies at the place of origin. At the option of the Administrative Contracting Officer (ACO), alternate release procedures, in accordance with Defense Acquisition Regulation Supplement (DFARS) 246.471 (b) and DFARS Appendix F, may be utilized. The using activity representative, as stated on each delivery order, shall inspect and accept services at the using activity.

(b) Assignment. The Contractor or its assignee's rights to be paid amounts due as a result of performance of this contract, may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727).

(c) Changes. The Government reserves the right to issue unilateral modifications to effect administrative changes. All other changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, and unusually severe weather. The Contractor

Part II:    CLAUSES
Part II.a:  Addendum to FAR Clause 52.212-4
File Name:  2-a-b-c.doc                                                       1

                                                              DAAB15-99-D-0014

shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice. The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized,) to the address designated in the contract to receive invoices. An invoice must include:

(1) Name and address of the Contractor;
(2) Invoice date;
(3) Contract number, contract line item number and, if applicable, the order number; (4) Description, quantity, unit of measure, unit price and extended price of the items delivered; (5) Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading; (6) Terms of any prompt payment discount offered; (7) Name and address of official to whom payment is to be sent; and (8) Name, title, and phone number of person to be notified in event of defective invoice. Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Bud(yet (OMB) Circular A-125, Prompt Payment. Contractors are encouraged to assign an identification number to each invoice.

(h) Patent indemnity. The Contractor shall indemnity the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Govemment will make payment in accordance with the Prompt Payment Act (31 U.S.C.
3903) and Office of Management and Budget (OMB) Circular A125, Prompt Payment. Unless otherwise provided by an addendum to this contract, the Government shall make payment in accordance with the clause at FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment, which is incorporated herein by reference. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(1) Termination for the Government's convenience. The Govemment reserves the right to terminate this contract or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and

Part H: CLAUSES
Part 11.a: Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                         2

                                                               DAAB15-99-D-0014

subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for Cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted or for any portion of the contract minimum guaranteed quantity remaining at the time of termination, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract. Additional warranty requirements are discussed in Part III.b., paragraph 6.4.

(p) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistle blower protections; 49 U.S.C 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s) Order of Precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

    (1) Offeror's executed Certification of Requirements (Part III.d);

    (2) the schedule of supplies/services (i.e., Blocks 19 through 24 of the Standard Form 1449 as set forth at Contract Parts I.a and I.b.);

Part 11: CLAUSES
Part II.a: Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                         3

                                                               DAAB15-99-D-0014


     (3) the Assigmnents, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause;

     (4) FAR Clause 52.212-5 (as set forth at Contract Part II.b)

     (5) DFARS Clause 252.212-7001 (as set forth at Contract Part II.c);

     (6) other provisions (i.e., Addendum to FAR Provision 52.212-1,
Intructions to Offeror-Commercial Items, FAR Provision 52.212-3, DFARS Provision 252.212-7000, FAR Provision 52.219-23, and DFARS Provision 252.225-7006, as set
forth at solicitation/contract Parts IV.a, IV.b, IV.c, IV.d, IV.e and IV.f respectively);

     (7) other paragraphs of this clause as tailored;

     (8) the Standard Form 1449, excluding the schedule of supplies/services;

     (9) the Statement of Work (SOW) and Specification (excluding Appendices I and II) (at Part III.b);

     (10) SOW Appendix III (at Part III.b);

     (11) SOW Appendix II (at Part III.b);

     (12) SOW Appendix I (at Part III.b)

     (13) Other documents, exhibits, and attachments; and

     (14) the Contractor's proposal (excluding the executed Offeror's Certification of Requirements) incorporated into this contract per Part 1.a, Blocks 27.a and 29.

(t) Postaward Conference. The Contractor agrees to attend a postaward conference convened by the contracting activity or contract administration office in accordance with Federal Acquisition Regulation Subpart 42.5.

(u) Notice To Proceed. The Contractor shall take no actions on this contract, or incur any costs, without the Contracting Officer's official notice to proceed. It is anticipated that this notice to proceed will generally be issued when the Contracting Officer determines that there is no threat of protest. All delivery dates based upon "days after effective date of contract" shall be interpreted as "days after receipt of notice to proceed."

(v) Only New Equipment and Reconditioned Parts. Only new equipment shall be delivered under this contract. The Contracting Officer will not grant approval for used or reconditioned equipment. Components of such equipment may be reconditioned provided such components are drawn from stockage which does not differentiate between new and reconditioned components.

(w) Alternative Sourcing.

         (1) An alternative source is another means of supply for a functionally equivalent item for an existing proposed item. Alternative sourcing is a post-award contract activity. Alternative sources will

Part H: CLAUSES
Part II.a: Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                        4

                                                               DAAB15-99-D-0014

not be considered during the pre-award phase of the contract. It is a means of enabling contractors to overcome market conditions beyond their control.

     (2) When an alternate source is proposed, the contractor shall complete the certification found at the end of this provision that the proposed alternate item is equal or better in functionality and performance than the existing proposed item. Acceptability of proposed alternative sources is at the sole discretion of the Contracting Officer and no delivery of items from an alternative source will be allowed without formal modification to the contract.

     (3) Normally, the pricing for alternative-sourced items will be the same as the original proposed item for which an alternative source is proposed. However, a downward price adjustment may be required at the time of alternative sourcing if the pricing for the item is no longer comparative to concurrent "street pricing". However, all sources for any one given CLIN/sub-CLIN will be priced the same in the resulting contract modification.

     (4) Delivery orders may state a preferred source for an item. However, it will be at the discretion of the contractor which item will be shipped. Also, the contractor shall not mix sources for a given CLIN/sub-CLIN on the individual delivery orders.

     (5) Prior to accepting an alternative-source proposal, the Government may require the Contractor to conduct a Government-witnessed demonstration to validate that the proposed product(s) are capable of performing in a manner equal to or better than the existing product.

                        ALTERNATIVE SOURCE CERTIFICATION

Except as expressly identified in writing as part of the altemative-source proposal, I, _______, represent that the additional item offered as an alternative source for an existing item provided under the contract (each identified below) is equal to or better in functionality and performance than the existing item, and that it satisfies all of the requirements set forth in
Part III.a of the contract

          EXISTING ITEM                     ALTERNATIVE SOURCE ITEM



                              Signature:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _

                              Date:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

(x) Licenses.

     (1) Software and software documentation delivered under this contract shall be subject to the terms of this clause and the governing commercial product license, to the extent the latter is consistent with Federal law and FAR 12.212. Notwithstanding the foregoing, the commercial product license shall apply only if a copy of the license is provided with the delivered product. In the event of conflict between this clause and the commercial software product license, this clause shall govern.

Part H:    CLAUSES
Part II.a:   Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                       5

                                                               DAAB15-99-D-0014

     (2) All software shall be licensed and priced for use on a single computer or for use on any computer at a particular site. The Government shall pay the charge set forth in Part 1.b for each copy of the software which the Government acquires.

     (3) The license shall be in the name of the U. S. Government.

     (4) The license shall be perpetual (also referred to as a nonexclusive, paid-up, world-wide license).

     (5) Software and software documentation shall be provided with license rights no less than rights provided with the software and the software documentation when sold to the public.

     (6) The license shall apply to any software changes or new releases.

(y) Continued Performance.

     (1) The requirements of this contract have been identified by the U. S. Government as being essential to the mission and operational readiness of the U.
S. Army operating world-wide. Therefore, the contractor may be required to perform this contract during crisis situations, including war or a state of emergency, subject to the requirements and this provision.

     (2) The contractor shall be responsible for performing all requirements of this contract notwithstanding a crisis situation including the existence of any state of war, whether declared or undeclared, or state of emergency, by the United States or the host nation, commencement of hostilities, internal strife, rioting, civil disturbances, or activities of any type which would endanger the welfare and security of U. S. Forces in the host nation. Failure to perform may subject the contractor to a termination of this contract for cause. If a crisis situation is determined, an equitable adjustment will be negotiated.

         (3) Crisis situations shall be determined by the overseas theater Commander-In-Chief or when Defense Readiness Condition (DEFCON) Three (3) is declared for that area.

         (4) Contractor personnel and dependents may be integrated into Government contingency plans and afforded the same rights, privileges, protection, and priority as U. S. Government personnel. The Government may provide security, housing, and messing facilities for contractor personnel and dependents should conditions warrant.

         (5) The contractor further agrees to assure that formal company policies and procedures effectively address the obligations in this clause, and that all employees associated with this contract are fully aware of those specified policies, procedures, and obligations.

(z) Clauses Incorporated by Reference. In accordance with FAR 52.252-2, this contract incorporates the following FAR clauses by reference with the same force and effect as if they were given in full text:

52.204-2, Security Requirements (AUG 1996)

52.216-18, Ordering (OCT 1995): Paragraph (a)...Such orders may be issued from the date of the notice to proceed (pursuant to paragraph (u) of this clause) through:

Part H: CLAUSES
Part 11.a: Addendum to FAR Clause 52.212-4
File Name:  2-a-b-c.doc                                                       6

                                                               DAAB15-99-D-0014

     - FOR REPLACEABLE ITEMS, REPORTS, THE WORLDWIDE WEB SITE, MAINTENANCE, AND TECHNICAL SUPPORT: the 96th month and

     - FOR ALL OTHER SUPPLIES AND SERVICES: the 60th month.

     52.216-19, Delivery-Order Limitations (OCT 1995): (a) Minimum order ... less than $1,000,... (b) Maximum order... (1)$50 million ... (2) ... $100 million ... (3) ... seven .... (d) ... five...

     52.216-22, Indefinite Quantity (OCT 1995): (d) ... 45 days after expiration of the contract term.

     52.217-9, Option to Extend the Term of the Contract (MAR 1989): (a) ... the term of the contract... (c) ... 96 months.

52.223-3, Hazardous Material Identification and Material Safety Data (JAN 1997)

52.232-18, Availability of Funds (APR 1984)

         52.232-19, Availability of Funds for the Next Fiscal Year (The blanks will be completed at the issuance of a delivery order when this clause would be applicable.) (APR 1984)

     52.245-2, Government Property (Fixed-Price Contracts) (DEC 1989)

     52.247-35, FOB Designation, Within Consignee's Premises (APR 1984)

     52.247-48, FOB Designation - Evidence of Shipment (JUL 1995)

(aa) Release of Contract. The contractor agrees that subsequent to issuance of the notice to proceed (pursuant to paragraph (u) above), the Government may post an electronic copy of this contract on the CECOM Acquisition Center - Washington World Wide Web (WWW) with unlimited access thereto.

(ab) Release of Unit Prices. Upon award of the contract, the contractor's unit prices will be made publicly available pursuant to FAR 15.503(b)(1)(iv). However, pursuant to FAR 15.503(b)((1)(iv), in no event shall the contractor's cost breakdown, profit overhead rates, trade secrets, manufacturing processes and techniques, or other confidential business information be disclosed. Also, pursuant to 10 U.S.C. section 2305(g)(1), the unit prices of unsuccessful offerors will not be released.

(ac) E: Mail Clauses

1. 52.6110 - Mandatory Use of Contractor to Government E: Mail

      (a) Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail (e-mail). This shall include all communication between the Government and the contractor except Contract Awards, Contract Modifications, Proposals, Procurement Sensitive Information, Classified Information and Proprietary Information. Return receipt will be used if a commercial application is available. CECOM will announce commercial applications for these items when they are available. At that time the above items will also be sent via e-mail.

Part II:    CLAUSES
Part II.a:  Addendum to FAR Clause 52.212-4
File Name:  2-a-b-c.doc                                                       7

                                                            DAAB15-99-D-0014

      (b) The format for all communication shall be compatible with the following: Microsoft Word Office 97, Microsoft Excel Office 97, and Microsoft Access Office 97.

      (c) Files larger than one (1) megabyte must use alternate means of transmission such as Zip Compression/Inflation, File Transfer Protocol, Winfax or any Fax Modem. (Note: This includes both the text message and the attachment). If an attachment is in binary format, the number of bytes for the attachment increases by 33%. Large items can be put on disk and mailed with the Contracting Officer's approval.

      (d) A copy of all communications, with the exception of technical reports, shall be provided to the contract specialist.

      (e) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

          Routine Letters
          Requests for Proposals under the contract
          Price Issues (except contractor pricing data)
          Contract Data Requirements List Submittals
          Contract Data Requirements List Comments
          Approvals/Disapprovals by the Government
          Technical Evaluations of Contract Items
          Clarifications
          Configuration Control
          Drawings (not to exceed 1/2 megabyte)
          Revised Shipping Instructions
          Change Order Directions

      (f) In order to be contractually binding, all Government communications must be sent from the Contracting Officer's e-mail address and contain the /a/ symbol above the Contracting Officer's signature block. The contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address.

      (g) The Government reserves the right to upgrade to more advanced commercial applications at any time during the life of the contract.

      (h) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and Technical personnel assigned to this contract. If known, the contractor shall also furnish the email addresses of the Administrative Contracting Officer, DFAS and DCAA cognizant personnel.

      (i) The Contracting Officer's e-mail address is:
          KSomme@hoffman-issaa2.army.mil
          The Contract Specialist's e-mail address is:
          DKeyes@hoffman-issaa2.army.mil
          The Technical Point of Contact's e-mail address is:
          NDizda@hoffman-issaa2.army.mil

Part II:   CLAUSES
Part II.a:  Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                         8

                                                               DAAB15-99-D-0014

                                             (End of Clause)

     2. 52.7055 - Mandatory Use of Government to Government E: Mail

      (a) Unless exempted by the Procuring Contracting Officer in writing, communication after contract award between Government agencies shall be transmitted via electronic mail (e-mail).

      (b) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

            Instructions to Contract Ordering Officer
            Instructions to Administrative Contracting Officer*
            Instructions to other Defense Contract Management Command personnel* Instructions to Defense Finance Administration Services
            Instructions to Defense Contract Audit Agency

          *Includes Government to Government data not covered by the Government's Defense Contract Management Contract ALERTS Program. Audits and audit requests shall be processed through the Source Selection/PRAG Branch, e-mail box AMSEL-AC-SP-D@CECOM3.army:monmouth.mil.

     (c) See Part II.a Clause 52.6110, Mandatory Use of Contractor to Government Electronic Mail, for further guidance.

                                (End of Clause)

(ad) Year 2000 Warranty (Commercial Items)

     (a) The contractor warrants that any hardware or firmware (as these terms are generally defined), computer database, computer software, computer program(s), or commercial computer software (as those terms are defined in DFARS 252.227-7013 and 252.227-7014) products delivered under this contract shall be able to accurately process date/time data and date related data from, into and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations. Processing date/time data and date related data correctly shall include but not be limited to, correctly calculating, comparing, and sequencing the date/time data and date related data and shall be transparent to the user. Contractor provided products, when used in combination with other products, shall accurately process date/time data provided that such other products properly exchange date/time data with them. The contractor warrants that any system delivered under this contract which includes any hardware, firmware or software (as defined above), shall correctly process date and date related data as an entire system and individually, from the date of contract award. Any items that are not compliant with the above requirements shall be identified by the contractor, prior to contract award, and shall be upgraded to be compliant prior to Contract award at no additional cost to the Government, if: (1) the contract proposes those noncompliant items to satisfy a technical requirement and (2) the noncompliant item has a path identified by the manufacturer to be made compliant. It is the intent of the Government to not purchase any new items under this contract that are not compliant or that will not be made compliant by contract award.

Part II:    CLAUSES
Part II.a:  Addendum to FAR Clause 52.212-4
File Name:  2-a-b-c.doc                                                       9

                                                               DAAB15-99-D-0014

     (b) All warranties in the foregoing paragraph shall run from date of delivery to 30 April 2001. Should a warranted item fail to meet the requirements set out in the foregoing paragraph, the Contractor agrees to correct or replace the item at no cost to the Government. The parties agree that this correction or replacement shall not act as a limitation of remedies and that the Government may seek such additional remedies as may be available through this contract or at law or equity.

     (c) This clause takes precedence over any other warranty or disclaimer thereof in this contract. It is in addition to the rights and remedies set forth in any other warranty for this item.

                                (End of Clause)

     (ae) INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS:
          REPUBLIC OF KOREA

     1. Invited contractor or technical representative status under the U.S.-ROK SOFA is subject to the written approval of HQ USFK, ACofS, Acquisition Management.

     2. The contracting officer will coordinate with HQ USFA, ACofS, Acquisition Management, in accordance with DFARS, subject 225.8, and USFA Reg 700-19. The ACofS, Acquisition Management, will determine the appropriate contractor status under the SOFA and notify the contracting of the determination.

     3. Subject to the above approval, the contractor, including their employees and lawful dependents, may be accorded such privileges and exemptions as specified in the U.S.-ROK SOFA, and implemented per USFK Reg 700-19, subject to the conditions and limitations imposed by the SOFA and this regulation. Those privileges and exemptions may be furnished during the performance period of the contract, subject to their availability and provided the invited contractor of technical representative status is not withdrawn by USFK.

     4. The contractor officials and employees performing under this contract colectively and separately warrant that they are not now performing, nor will perform during the period of this contract, any contract services or otherwise engage in business activities in the ROK other than those pertaining to the U.S. armed forces.

     5. During performance of the work in the ROK required by this contract, the contractor will be governed by USFK regulations pertaining to the direct hiring and the personnel administration of Korean National employees.

     6. The authorities of the ROK will have the right to exercise jurisdiction over invited contractors and technical representatives, including officials and employees and their dependents, for offenses committed in the ROK and punishable by the laws of the ROK. In recognition of the role of such persons in the defense of the ROK, they will be subject to the provisions of Article XXII, U.S.-ROK SOFA, related Agreed Minutes and Understandings on Implementation. In those cases in which the authorities of the ROK decide not to exercise jurisdiction, they shall notify the U.S. military authorities as soon as possible. On such notification, the military authorities will have the right to exercise such jurisdiction over the persons referred to, as is conferred on them by law of the United States.

Part II:    CLAUSES
Part II.a:  Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                       10

                                                               DAAB15-99-D-0014

     7. Invited contractors and technical representatives agree to cooperate fully with the USFK sponsoring agency and responsible officer on all matters pertaining to logistic support. In particular, contractors will provide prompt and accurate reporting of changes in employee status as required by this regulation to the assigned sponsoring agency. Except for contractor air crews flying Military Airlift Command missions, all U.S. contractors performing work on United States Air Force classified contracts will report to the nearest Security Police Information Security Section for the geographical area where the contract is to be performed.

     8. Invited contractor and technical representative status will be withdrawn by USFK on-

        a. Completion or termination of the contract

        b. Proof that the contractor of employees are engaged in business activities in the ROK other than those pertaining to U.S. armed forces.

        c. Proof that the contractor or employees are engaged in practices illegal in the ROK USFK regulations.

     9. It is agreed that the withdrawal of the invited contractor or technical representative status or any of the privileges associated herewith by the U.S. Government, will not constitute grounds for excusable delay by the contractor in the performance of the contract nor will it justify or excuse the contractor defaulting the performance of this contract; and such withdrawal will not serve as a basis for the filing of any claims against the U.S. Government if the withdrawal is made for the reasons stated in subparagraph h above. Under no circumstances will the withdrawal of such status or privileges be considered or construed as a breach of contract by the U.S. Government. The determination to withdraw SOFA status and privileges by USFK shall be final and binding on the parties unless it is patently arbitrary, capricious, and lacking in good faith.
                                (End of Clause)

(af) Technical Representative SOFA benefits (ROK ONLY). Article I of the SOFA 14th Joint Committee Meeting allows USFK to provide benefits to technical representatives. The following benefits are conferred under this contract to those designated as technical representatives:

     1. Access to and movement between U.S. armed forces facilities and areas as provided for in Article X, Access of Vessels and Aircraft.

     2. Entry into the ROK as provided for in Article VIII, Entry and Exit.

     3. Exemption from customs duties and other such charges as provided for in
Article IX, Customs and Duties.

     4. Use of nonappropriated fund organizations as provided for in Article XIII, Nonappropriated Fund Organizations.

     5. Exemption from foreign exchange controls as provided for in Article XVIII, Foreign Exchange Controls.

Part II:   CLAUSES
Part II.a: Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                        11

                                                               DAAB15-99-D-0014

     6. Use of military banking facilities as provided for in Article XIX, Military Payment Certificates.

     7. Use of military post offices as provided for in Article XX, Military Post Offices.

     8. Use of utilities and services as provided for in Article VI, Utilities and Services.

     9. Exemption from the laws and regulations of the ROK with respect to terms and conditions of employment as provided for in Article XVII, Labor. (However, contractors that directly hire Korean Nationals must comply with USFK Reg 690-1, and other applicable USFK regulations concerning the employment of Korean Nationals.)

     10. Exemption from ROK taxes as provided for in Article XIV, Taxation.

     11. Although subject to ROK criminal jurisdiction, contractor personnel shall be granted the protections as provided for in Article XXII, Criminal Jurisdiction.

     12. Licensing and registration of privately owned vehicles as provided for in Article XXIV, Vehicle and Driver's Licenses.

(ag) LOGISTIC SUPPORT (ROK ONLY)

     a. Logistic support, corporate and individual, may be provided to USFK invited contractors and technical representatives only in accordance with the U.S. ROK SOFA, USFK regulations, subject to availability, and on a reimbursable basis. Based upon eligibility, individuals may be provided the below listed logistic support based on Individually Sponsored Status (unless specifically excluded by the terms of the contract).

     THE CONTRACT PROVIDES THE PRIVILEGES LISTED AT PARAGRAPHS (1), (2), (3), AND (12) BELOW, ONLY.

         (1) SOFA status for contractor employee (excludes employee's dependents).

         (2) Duty-free importation privileges in accordance with SOFA and USFK regulations.

         (3) DD Form 1173 (Uniformed Services Identification and Privilege
Card).

         (4) USFK Form 73 (USFK Ration Control Plate) family size - one (for employee only).

         (5) PX or BX privileges family size--one

Part 11:   CLAUSES
Part II.a: Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                        12

                                                               DAAB15-99-D-0014

         (6) Commissary privileges (only authorized if contractor employee is going to be in the ROK for more than 60 days; family size--one).

         (7) Class VI store privileges (family size--one).

         (8) Purchase of gasoline and POL products at PX or BX facilities.

         (9) Military postal service privileges (Army post office and fleet post office).

         (10) Military banking and credit union privileges.

         (11) Motor vehicle operator's permit.

         (12) Registration of one privately owned vehicle per family.

         (13) Registration of pets and firearms.

         (14) Medical services on a reimbursable basis.

         (15) Dental services for emergency care only on a reimbursable basis.

         (16) Mortuary services on a reimbursable basis.

To be individually sponsored for ration control purposes, the contractor employee must be in a paid status of 30 hours or more per week on this contract, and be other than local hire / local hire / local hire AND perform in ROK less than 1 year / 1 year or more / less than 1 year (respectively). If paid status is 29 or less hours per week on this contract, no support will be authorized.

No support for dependents is authorized.

Local hire is defined as a U.S. or third-country national employee who is ordinarily resident in the U.S. but was hired in the ROK and has no transportation agreement with the employer.

    b. Corporation Logistic Support. USFK may provide logistic support to corporations that have been designated as invited contractors or technical representatives by HQ USFK, AcofS, Acquisition as follows:

          (1) SOFA status exemptions. (See above).

          (2) Use of postal facilities for corporate mail. For shipments through the APO, shipments shall meet the size, weight, and other limitations prescribed by the U.S. Postal Service. Packages shall not exceed 70 pounds and the combined length and girth shall not be more than 108" Additionally, packages shall be labeled to indicate that the contents are exempt from customs and are for official use only. CORPORATE OR APO USE HAS NOT BEEN EXTENDED UNDER THE CONTRACT.


Part 11:   CLAUSES
Part II.a: Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                        13

                                                               DAAB15-99-D-0014

All other corporate logistic support (fuel purchases and registration of company~-owned vehicles authorized) must be coordinated between the contracting office and the USFK sponsoring agency and approved by the USFK sponsoring agency before contract performance in ROK.

(ah) Electronic Ordering. The Government anticipates the utilization of electronic ordering during the life of this contract. Therefore, the contractor should anticipate the use of a mutually agreeable system with the ability to send, receive and process delivery/task orders electronically. This will be established at no additional cost to the Government.

                                END OF PART II.A


Part II:   CLAUSES
Part II.a: Addendum to FAR Clause 52.212-4
File Name: 2-a-b-c.doc                                                        14

                                                               DAAB15-99-D-0014

     NOTE: A FAR Reference column has been added to the table in paragraphs
                (b) and (c)for ease of contract administrafion.

                                   Part II.b

                              FAR CLAUSE 52.212-5
              CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT
                 STATUTES OR EXECUTIVE ORDERS-COMMERCIAL ITEMS
                                    (OCT 98)

(a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

    (1) 52.222-3, Convict Labor (E.O. 11755); and

    (2) 52.233-3, Protest After Award (31 U.S.C. 3553).

(b) The Contractor agrees to comply with the FAR clauses in this paragraph (b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provision of law or executive orders applicable to acquisitions of commercial items or components:

(Contracting Officer check as appropriate)


       CLAUSE #                 CLAUSE TITLE                  FAR REFERENCE
X     52.203-6      Restrictions on Subcontractor Sales to       3.503-2
                    the Government, with Alternate 1(41
                    U.S.C. 253g and 10 U.S.C. 2402)

                    RESERVED

X     52.219-8      Utilization of Small Business Concerns       19.708(a)
                    and Small Disadvantaged Business
                    Concerns (15 U.S.C. 637(d)(2) and (3))

X     52.219-9      Small, Small Disadvantaged and Women-        19.708(b)(1)
                    Owned Small Business Subcontracting
                    Plan (15 U.S.C. 637(d)(4))

      52.219-14     Limitation on Subcontracting (15 U.S.C.      19.508(e)
                    637 (a)(14))

X     52.219-23     Notice of Price Evaluation Adjustment        19.1104
                    for Small Disadvantaged Business
                    Concerns (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323)(If the offeror elects to waive the adjustment, it shall so indicate in its offer).

                    Alternate I of 52.219-23                     19.1104

X    52.222-26      Equal Opportunity (E.O. 11246)               22.810(e)

X    52.222-35      Affirmative Action for Disabled Veterans     22.1308(a)
                    and Veterans of the Vietnam Era
                    (38 U.S.C. 4212)

X    52.222-36      Affirmative Action for Workers with          22.1408
                    Disabilities (29 U.S.C. 793)

X    52.222-37      Employment Reports on Disabled Veterans      22.1308(b)
                    and Veterans of the Vietnam Era (38
                     U.S.C. 4212)

Part II:   CLAUSES
Part II.b: FAR Clause 52.212-5
File Name: 2-a-b-c.doc

     52.225-3       Buy American Act-Suppliese (41 U.S.C. 10)    25.109(d)

     52.225-9       Buy American Act-Trade Agreements Act-       25.407(a)(2)
                    Balance of Payments Program (41 U.S.C.
                    10, 19 U.S.C. 2501-2582)

                    RESERVED

     52.225-18      European Union Sanction for End Products     25.1003(a)
                    (E.O. 12849)

     52.225-19      European Union Sanction for Services         251003(b)
                    (E.O. 12849)

     52.225-21      Buy American Act-North American Free Trade   25.408(a)(4)
                    Agreement Implementation Act-Balance of
                    Payments Program (41 U.S.C. 10, Pub. L
                    103-187)

                    Alternate I of 52.225-21                     25.408(a)(4)

     52.239-1       Privacy or Security Safeguards (5            39.106
                    U.S.C. 552a)

X    52.247-64      Preference for Privately Owned U.S.-Flag     47.507(a)
                    Commercial Vessels (46 U.S.C. 1241)

c) The Contractor agrees to comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

(Contracting officer check as appropriate)

      CLAUSE #                CLAUSE TITLE                    FAR REFERENCE

     52.222-41      Service Contract Act of 1965, As amended     22.1006(a)
                    (41 U.S.C. 351, et seq)

     52.222-42      Statement of Equivalent Rates for Federal    22.1006(b)
                    Hires (29 U.S.C. 206 and 41 U.S.C. 351,
                    et seq.)

     52.222-43      Fair Labor Standards Act and Service         22.1006(C)(1)
                    Contract Act-Price Adjustment (Multiple
                    Year and Option Contracts) (29 U.S.C. 206 and 41 U.S.C. 351 et seq.)

     52.222-44      Fair Labor Standards Act and Service         22.1006(c)(2)
                    Contract Act-Price Adjustment
                    (29 U.S.C. 206 and 41 U.S.C. 351 et seq.)

     52.222-47      SCA Minimum Wages and Fringe Benefits        22.1006(d)
                    Applicable to Successor Contract Pursuant    22.1012-3(d)(1)
                    to Predecessor Contractor Collective
                    Bargaining Agreement (CBA) (41 U.S.C.
                    351 et seq.)


(d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records - Negotiation:

         (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

         (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this

Part II:   CLAUSES
Part II.b:  FAR Clause 52.212-5
File Name: 2-a-b-c.doc                                                       16

                                                               DAAB15-99-D-0014

contract or for any shorter period specified in FAR Subpart 4.7 , Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

     (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components--

     (1) 52.222-26, Equal Opportunity (E.O. 11246);

     (2) 52.222-35, Affumative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 2012(a));

     (3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C.
793); and

     (4) 52.247-64, Preference for Privately-Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996.)


                                 (End of Clause)




                                END OF PART II.B

Part II:   CLAUSES
Part II.b: FAR Clause 52.212-5
File Name: 2-a-b-c.doc                                                       17

                                                               DAAB15-99-D-0014

NOTE: A DFARS Reference column has been added to the table in paragraph (b) for ease of contract administration.

                                   Part II.c

                           DFARS CLAUSE 252.212-7001
              CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT
               STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE
                        ACQUISITIONS OF COMMERCIAL ITEMS
                                    (MAR 98)

(a) The Contractor agrees to comply with the Defense Federal Acquisition Regulation Supplement (DFARS) clause 252.247-7023, Transportation of Supplies by Sea, which is included in this contract by reference to implement 10 U.S.C. 2631.

(b) The Contractor agrees to comply with any clause that is checked on the following list of DFARS clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive Orders applicable to acquisitions of commercial items or components.

(Contracting officer check as appropriate)

     CLAUSE #                CLAUSE TITLE                    DFARS REFERENCE

X    252.205-7000   Provision of Information to Cooperative     205.470-2
                    Agreement Holders (10 U.S.C. 2416)

     252.206-7000   Domestic Source Restriction (10 U.S.C.      206.302-3-70
                    2304)

     252.219-7001   Notice of Partial Small Business Set-Aside  219.508(d)
                    with Preferential Consideration for Small
                    Disadvantage Business Concerns (__ Alternate
                    I) (Section 9004, Pub.L. 101-165 (10
                    U.S.C. 2301 (repealed) note))

     252.219-7002   Notice of Small Disadvantaged Business      219.508-70
                    Set-Aside (__ Alternate I)(15 U.S.C.644)

X    252.219-7003   Small Business and Small Disadvantage       219.708(b)(1)(A)
                    Business Subcontracting Plan (DoD Contracts)
                    (15 U.S.C. 637)

X    252.219-7005   Incentive for Subcontracting With Small     219.708(c)(1)
                    Business, Small Disadvantage Businesses,
                    Historically Black Colleges and
                    Universities and Minority Institutions
                    (___ Alternate I) (Section 9004, Pub. L.
                    101-165 (10 U.S.C. 2301 (repealed)
                    note)) Para (a): one

     252.219-7006   Notice of Evaluation Preference for Small   219.7003
                    Disadvantaged Business Concerns
                    (___ Alternate I) (15 U.S.C. 644)

X    252.225-7001   Buy American Act and Balance of Payment     225.109(d)
                    Program (41 U.S.C. 10a-10d, E.O. 10582)

X    252.219-7007   Buy American Act-Trade Agreements-          225.407(a)(2)
                    Balance of Payments

Part II:   CLAUSES
Part II.c: DFARS Clause 252.212-7001
File Name: 2-a-b-c.doc                                                        18

                                                               DAAB15-99-D-0014


                    Program (__ Alternate I) (41 U.S.C. 10a-10d,
                    19 U.S.C. 2501-2518, and 19 U.S.C. 3301
                    Note).

     252.225-7012   Preference for Certain Domestic Commodities 225.7002-4(a)

     252.225-7014   Preference for Domestic Speciality Metals    225.7002-4(c)
                    (10 U.S.C. 2241 note)

     252.225-7015   Preference for Domestic Hand or Measuring   225.7002-4(d)
                    Tools (10 U.S.C. 2241 note)

     252.225-7021   Trade Agreements (__ Alternate I)(19 U.S.C.
                    2501-2518 and 19 U.S.C. 3301 note).

     252.225-7027   Restriction on Contingent Fees for Foreign  225.7308(a)
                    Military Sales (22 U.S.C. 2779)

     252.225-7028   Exclusionary Policies and Practices of      225.7308(b)
                    Foreign Governments (22 U.S.C. 2755)

     252.225-7029   Restriction on Acquisition of Air Circuit    225.7016-4
                    Breakers (10 U.S.C. 2534(a)(3))

     252.225-7036   Buy American Act-North American Free Trade  225.408(a)(4)
                    Agreement Implementation Act-Balance of
                    Payments Program (___ Alternate I) (41 U.S.C.
                    10a-10d and 19 U.S.C. 3301 note).

X    252.227-7015   Technical Data-- Commerical Items (10       227.7102-3
                    U.S.C. 2320)

X    252.225-7037   Validation of Restrictive Markings on       227.7102-3(c)
                    Technical Data (10 U.S.C. 2321)             227.7103-6(e)(4)

     252.243-7002   Certification of Requests for Equitable     243.205-72
                    Adjustment (10 U.S.C. 2410)

X    252.247-7024   Notification of Transportation of Supplies  247.573(c)
                    by Sea (10 U.S.C. 2631)

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items clause of this contract, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

__252.225-7014, Preference for Domestic Specialty Metals, Alternate I (10 U.S.C. 2241 note).

                                (End of Clause)

                           DFARS CLAUSE 252.227-7013
                 RIGHTS IN TECHNICAL DATA - NONCOMMERCIAL ITEMS
                                   (NOV 1995)

             The above clause is hereby incorporated by reference.

Part II:   CLAUSES
Part II.c: DFARS Clause 252.212-7001
File Name: 2-a-b-c.doc                                                        19

                                                               DAAB15-99-D-0014

                                END OF PART II.C



Part 11:   CLAUSES
Part II.c: DFARS Clause 252.212-7001
File Name: 2-a-b-c.doc                                                        20

                                                               DAAB15-99-D-0014

                                   PART 111.a
                             Statement of Objectives
                                     for the
                         Movement Tracking System (MTS)

1.       Program Goals.

The MTS is a world-wide, data communications capability for locating and managing the movement of logistics and combat support vehicles. MTS will provide in-transit visibility and velocity management of logistics and other Army combat support assets anywhere from the sustaining base to the theater of operations. MTS will be used to support missions throughout the full range of military operations from peacetime to war. MTS will provide commanders with near real-time data for location and status of logistics and combat support movement. MTS will provide key capabilities to enable and enhance in-transit visibility and velocity management such as the ability to reroute supplies due to changing priorities, helping avoid hazards, and maintaining updated unit status. The MTS capability will improve the efficiency and the effectiveness of distribution of resources and assets.

2.       Program Objectives.

The Army will field an effective capability in response to the MTS mission needs statement and MTS Operational Requirements Document (ORD). The MTS capability will be consistent with the Army Force and Combat Service Support initiatives. The Army recognizes that the key technologies required for MTS are available as commercial or non-developmental items. However, the commercial satellite communication services are not as prevalent and may be characterized as emerging and not stable in terms of capability and service availability on a world-wide basis. The Army recognizes that the acquisition and fielding of the MTS must be accomplished at the same time that necessary technology and services are advancing. Therefore, the Army will acquire the MTS with an initial set of capabilities and provisions for Pre-Planned Product Improvements (P3I), technology insertion, and technology additions consistent with the baseline requirements and subsequent requirements of the ORD.

The MTS program is an integration program expected to leverage commercial items, non-developmental items, and commercial communication services. MTS will incorporate elements such as Global Positioning System (GPS), geographic information system (GIS) mapping technologies, automatic identification technologies (AIT), Information Security (INFOSEC), and encryption techniques, Communications Security (COMSEC), and commercial satellite services.

In order to provide a baseline capability in the short term, the MTS will be procured with a set of initial capabilities followed by P3I, technology insertion, and technology additions. A key objective is to develop a system architecture capable of accommodating system evolution without redesign. The initial requirements must provide a significant, identifiable operational capability and be supportable in the Army operational environment.

Another key objective is to provide the necessary software and hardware modularity in the system design so that system elements can be separated from the others for specialized upgrades. P3I, technology insertion, and technology additions will provide incremental upgrades that will incorporate additional functionality as stated in the MTS technical specifications. P3I,

                                                              DAAB15-99-D-0014

technology insertion, and technology additions will also be utilized to incorporate additional services and technology improvements to include access to multiple satellite service providers. This approach will allow the program to achieve overall capability through fielding and support of incremental upgrades to the baseline operational capability.

3.       System/contract management

A Government/Contractor Integrated Product Team (IPT) will be established to provide assistance, oversight, and review as the MTS proceeds through its acquisition lifecycle. The EPT will execute the program using a plan and schedule that will be developed after contract award.

4.       Specific Objectives

Provide world-wide MTS operational capability; articulate a stable system design and architecture that provides for system evolution.

5.       System Design and Integration

Provide a modular software and hardware system design with an upgrade path for system evolution.

Maximize use of commercial, non-developmental items, and open systems. Provide capability that satisfies Information Security (INFOSEC) requirements for sensitive but unclassified data as specified in MTS technical specifications, use current robust industry encryption standards, and plan for cost-effective future encryption improvements.

Provide necessary interfaces as specified in MTS technical specifications.

Perform total system integration (total system integration responsibility) prior to delivery. All operating and system support software will be loaded. All components will be integrated, configured, tested, and each equipment set will be made operational.

6.       Validation Demonstration and Deployment

Conduct a Government-witnessed demonstration to validate that the system is capable of performing as claimed in the winning proposal. The demonstration will be scheduled in accordance with the MTS contract requirements. Deliver equipment in accordance with MTS contract requirements.

7.       Operations and Support

Develop operations training and maintenance training.

Provide responsive, customer focused, full-service assistance program as described in the MTS SOW/specification. This will include a problem report and tracking process, telephonic trouble shooting assistance and problem resolution, and feedback.

Provide an order processing and tracking information service for delivery/task orders via email, World Wide Web or satellite messaging.

8.       System Evolution and P3I.

Design the MTS using highly modular elements allowing easy upgrade and system evolution to include future access to multiple satellite service providers.

                                                              DAAB15-99-D-0014

Conduct operational evaluation and pre-planned product improvements resulting in delivery of objective requirements.

9.       System Cost.

Minimize cost of upgrades to objective requirements.

Minimize recurring unit cost of handheld, mobile, and control stations.

Minimize system life cycle costs.

                                                               DAAB15-99-D-0014

                     MOVEMENT TRACKING SYSTEM SPECIFICATION
                              AND STATEMENT OF WORK
                                TABLE OF CONTENTS

                                   PART III.b
                            MOVEMENT TRACKING SYSTEM
                       STATEMENT OF WORK AND SPECIFICATION

1.       PURPOSE
2.       SCOPE
3.       OPERATIONAL ENVIRONMENT
4.       APPLICABLE DOCUMENTS
5.       TERMS AND DEFINITIONS
6.       FUNCTIONAL REQUIREMENTS
         6.1.       Provision of Equipment
         6.1.1      General
         6.1.2      Validation Demonstration
         6.1.3      System Integration
         6.1.4      Delivery Requirements
         6.1.5      Post Award Testing
         6.2        GOVERNMENT FURNISHED PROPERTY (GFP)
         6.3        CUSTOMER ASSISTANCE
         6.3.1      Telephonic Assistance
         6.3.2      Order Processing Tracking Information
         6.4        WARRANTY
         6.4.1      Warranty Period
         6.4.2      Return to Service
         6.4.3      Replacement Parts
         6.4.4      Warranty Conditions
         6.4.5      Post Warranty Maintenance
         6.5        HARDWARE AND SOFTWARE DOCUMENTATION
         6.6        CONFIGURATION MANAGEMENT
         6.6.1      Correction of Safety Hazards or Equipment Malfunctions

                                                               DAAB15-99-D-0014

         6.6.2      Current Technology Substitutions/Insertions/Additions
         6.6.3      Replaceable Items
         6.7        CONTRACT MANAGEMENT
         6.7.1      Monthly Project Status Reports
         6.7.2      Quarterly Logistics and Maintenance Report
         6.7.3      World-Wide Web Site
         6.8        SECURITY
         6.9        USAGE TIME/AIR TIME
         6.10       PART NUMBERS
         6.11       TECHNICAL SUPPORT SERVICES
         6.11.1     General
         6.11.2     Site Surveys
         6.11.3     On-Site Installation and Training
         6.11.4     Relocation of Equipment
         6.11.5     Post-Installation Support
         6.11.6     Engineering Studies and Documentation
         6.11.7     Impact Studies
         6.11.8 Development/Modification of Software Programs to Achieve Additional Functionality
         6.11.9 Development and Documentation of A-Kits for Different Families of Vehicles
         6.11.10    CONUS and OCONUS Shipping and Delivery
         6.11.11    Additional System Integration
         6.11.12    Demonstration Support

END OF STATEMENT OF WORK

APPENDIX I
TO THE MTS STATEMENT OF WORK AND SPECIFICATION
APPLICABLE DOCUMENTS

I.1  TECHNICAL ARCHITECTURE DOCUMENTS

I.2 GPS USER EQUIPMENT INTERFACE CONTROL DOCUMENT FOR THE RS-232/RS-422 INTER-FACE OF DoD STANDARD GPS UE RADIO RECEIVERS

                                                                DAAB15-99-D-0014



END OF APPENDIX I TO STATEMENT OF WORK


APPENDIX II
TO THE MTS STATEMENT OF WORK AND SPECIFICATION
DEFINITIONS

II.1     DEFINITIONS
END OF APPENDIX II TO STATEMENT OF WORK

APPENDIX III
TO THE MTS STATEMENT OF WORK AND SPECIFICATION
EQUIPMENT SPECIFICATION


III.1    INTRODUCTION
III.2    GENERAL PERFORMANCE REQUIREMENTS
III.2.1         Commercial Equipment
III.2.2         Only New Equipment
III.2.3         World-wide Usage/Operating Authority
III.2.4         Federal Communications Commission (FCC) Certification
III.2.5         Year 2000 Warranty--Commercial Supply Items
III.2.6         Compliance with Joint Technical Architecture-Army (JTA-A)
III.2.7         Power Requirements
III.2.8         User Replaceable Components
III.2.9         Commercial Software
III.2.10        Handheld Mobile Unit (V1)
III.2.11        Vehicle Mounted Mobile Unit (V2)
III.2.12        Control Station
III.2.13        GPS
III.2.14        System Operational Requirements

EXHIBIT-A

                                                                DAAB15-99-D-0014


SAFE SEPARATION DISTANCE BETWEEN AN RF SOURCE AND UNSHIELDED MUNITIONS CONTAINING 10 mA NO-FIRE CURRENT ELECTRO-EXPLOSIVE DEVICES(EEDs)


III.2.14        Transit Cases

III.2.15        Pre-Planned Product Improvements (P3I)

                                                               DAAB15-99-D-0014

                                   PART III.b
                            MOVEMENT TRACKING SYSTEM
                       STATEMENT OF WORK AND SPECIFICATION

1.     PURPOSE

The purpose of this procurement is to provide GPS, commercial computer equipment; system support software; installation kits (A-Kit), air time, associated documentation and reports; integration; maintenance; and technical support services and services to provide a world-wide two-way data communications and geo-location capability between mobile units (Handheld Mobile Unit [V1] and Vehicle Mounted Mobile Unit [V2], also called B-Kits) and designated control points (Control Stations). To the extent practical, the equipment shall represent state-of-the-art technology. MTS will support military operations on a world-wide basis in peacetime, peacekeeping and wartime operations. MTS system components shall be capable of operating without the use of direct telephone (land line or cellular) connections or LAN/WAN/INTERNET direct connectivity.

2.     SCOPE

The equipment and services shall support the MTS program and operate in an open systems environment on a world-wide basis. This environment requires solutions that are compliant with open systems standards defined in the Department of Army Joint Technical Architecture - Army (JTA-A). As part of the technical support services provided under this contract, the Contractor may perform engineering studies, technical services, develop device drivers to facilitate the passing of data to an open systems environment compliant with the JTA-A and interfaces, and develop A-Kits to facilitate vehicle integration.

The U.S. Army, other U.S. Armed Services, Department of Defense (DoD) Agencies, other U.S. Federal Government Agencies, and foreign allied military services shall be authorized to order from this contract.

3.     OPERATIONAL ENVIRONMENT

The Control Station will be operated in a fixed, heated/cooled environment (operation center, etc.), but is required to be transportable and capable of being interfaced to a LAN, and wide area network (WAN) for subsequent passing of data. No dedicated power generation equipment is required. The Control Station equipment requires standard 110-volt (CONUS) or 220-volt (OCONUS) 50/60 Hz commercial power. Devices to protect against power surges (e.g., surge suppressers) are required in CONUS and OCONUS. The Control Station is also required to operate from battery power. The V1 and V2 units will be operated in a mobile environment inside a vehicle. V1 units require battery power and an additional connection for operation from vehicle power. V2 units, mounted in a vehicle, require power from the vehicle only when the engine is running. The V2 shall be capable of operating from standard 110-volt (CONUS) or 220-volt (OCONUS) 50/60 Hz commercial power.

4.     APPLICABLE DOCUMENTS

                                                               DAAB15-99-D-0014


The documents listed in Appendix I to this statement of work form a part of the technical specifications set forth in this statement of work and specification. In the event of conflict between the documents listed and the contents of this statement of work and specification, this statement of work and specification shall govern.

5.     TERMS AND DEFINITIONS

Definitions and meanings of data processing, data communications, and information systems terms used in this statement of work and specification which are not defined herein or in Appendix II shall be interpreted in accordance with FIPS PUB 11-3, Guideline: American National Dictionary for Information Systems.

6.     FUNCTIONAL REQUIREMENTS

The Contractor shall deliver supplies and services set forth in this statement of work and specification pursuant to issuance of delivery/task orders. Except as stated herein, the Contractor, acting independently, and not as an agent of the Government, shall furnish all management, personnel, equipment, software, services, travel, and other items necessary to deliver the supplies and services.

6.1        Provision of Equipment

6.1.1      General

Appendix III, Equipment Specification, represents minimum requirements. At a minimum, the Contractor shall provide equipment that satisfies the minimum requirements set forth in Appendix III.

6.1.2      Validation Test

a. Within 30 to 60 days after contract award, the Contractor shall conduct a contractor funded Government witnessed test at the contractor's facility to demonstrate that the Contractor's proposed MTS is capable of performing in a manner equal to or better than the contract requirements.

b. The test shall be conducted over a two day period. The Control Station shall be located at the Contractor's facility. A V1 and V2 unit shall be located in Heidleberg, Germany, and a V1 and V2 unit shall be located in Fort Hood, Texas. The V1 and V2 units shall be placed in a contractor provided vehicle (permanent installation of the V2 is not required) at each location. The Contractor's driver shall be accompanied by one or more Government witnesses and shall follow a Government prescribed route. Communications between the various units shall be established and geolocation of units shall be demonstrated. The full range of MTS capabilities shall be demonstrated.

c. At least 15 days prior to commencement of the test, the Contractor shall deliver to the Government a test plan which includes an agenda, procedures, and any constraints. The Government may approve or reject the test plan. If the plan is rejected the Government win return the plan with the necessary changes. The Government reserves the right to have at least five Government-designated representatives witness the test. The test may be witnessed by the Army Operational Evaluation Command.

d. All approvals (e.g., landing rights) required to conduct the test are the sole responsibility of the contractor.

                                                               DAAB15-99-D-0014


e. The Contractor shall successfully complete the test of all equipment and functions. In the event that the Contractor fails to successfully complete all aspects of the test, the Government may, at its option, extend the test period on a day-by-day basis. Failure to complete any part of the test may result in the termination of the contract at no cost to the Government.

f. Within one day after successful completion of the test, the Contractor shall deliver to the Contracting Officer a summary of the test results

6.1.3      System Integration

Prior to delivering equipment under this contract, the Contractor shall fully test, configure, integrate, and make operational each equipment platform. The integration process shall include loading the required operating and system support software and integrating all Contractor-provided equipment.

6.1.4      Delivery Requirements

The Contractor shall deliver equipment to any CONUS location within 30 days of receipt of a delivery order. All shipping costs shall be included in the price of the end item. All components of an order shall be shipped concurrently to the same address, unless otherwise instructed by the Contracting Officer. A packing list shall be placed in each shipping container. The Contractor shall pack each applicable component in its transit case(s) prior to shipping. The transit case(s), containing the configuration and/or components, shall be appropriately packed and shipped in standard commercial wrappings; e.g., shrink wrappings. Each unit shipped shall have its own users manual packed in the transit case.

6.1.5      Post Award Testing

a. The MTS components may be subjected to Nuclear, Biological, Chemical (NBC) Contamination testing and High Altitude Electro-Magnetic Pulse (HAEMP) testing by the Government after contract award. Pending results of the tests, the Contracting Officer may request a proposal in accordance with the Current Technology Substitutions/Insertions/Additions Clause (6.6.2) to upgrade the MTS components to meet the Government's NBC, HAEMP, and other requirements. Presently, the NBC and HAEMP requirements are internal to the Government and do not reflect the current requirements of this solicitation.

b. MTS will also be required to obtain a safety release based on signal radiation.

c. MTS will also undergo computer security standard C2 certification to determine its level of protection.

6.2    GOVERNMENT FURNISHED PROPERTY (GFP)

a. NIMA/DMA maps will be provided as GFP on this contract.

b. Other GFP on this contract will be provided as required for any future testing and development.

6.3    CUSTOMER ASSISTANCE

6.3.1           Repair Assistance

a. The Contractor shall provide support via a local and/or toll-free telephone number(s) to users in the following areas of operation: CONUS, Alaska, Hawaii, Germany, and Korea. A telephone

                                                               DAAB15-99-D-0014

number shall also be provided for all other world-wide users. At a minimum, the telephonic support shall consist of the services set forth at paragraph 6.3.2.

b. The Contractor shall provide a staffed telephonic support service, answering machine service, email, World-Wide Web, and satellite message service during the Principle Period of Operation (PPO). The PPO hours for CONUS, Alaska and Hawaii are Monday through Friday, 8:00 am. through 5:00 p.m. local time, excluding U.S. Government holidays. The PPO for Germany and Korea is Monday through Friday, 8:00 a.m. through 5:00 p.m., OCONUS local time, excluding U.S. Government holidays and OCONUS Host Nation holidays.

c. The Contractor shall provide answering machine service, email, World-Wide Web, and satellite message service to receive problem reports from users Outside of Principle Period of Operations (OPPO). The OPPO hours for CONUS, Alaska and Hawaii are Monday through Friday, 5:01 p.m. through 7:59 a.m., local time and 24 hours a day Saturday, Sunday and U.S. Government holidays. The OPPO hours for Germany and Korea are Monday through Friday, 5:01 p.m. through 7:59 a.m., OCONUS local time and 24 hours a day Saturday, Sunday and U.S. Government holidays and OCONUS Host Nation holidays.

d. The support personnel shall receive problem reports and attendant requests for assistance and perform the necessary actions to facilitate the timely resolution of reported problems. The support personnel shall be sufficiently proficient in spoken and written American English so that they can effectively communicate with users

6.3.2      Order Processing/Tracking Information

During the PPO hours, as requested, the telephonic support personnel shall provide users with current order processing and tracking information applicable to given delivery/task orders. Examples of such information are the date the Contractor received the delivery/task orders, the scheduled delivery dates, and the shipment status. The telephone support personnel shall receive problems with an order and attendant requests for assistance and perform the necessary actions to facilitate the timely (less than 9 business hours) resolution of reported problems.

6.4    WARRANTY REMEDIES AND PROCEDURES

The contractor shall be obligated, under the provisions of the Warranty for items delivered pursuant to this contract, to repair or replace or otherwise provide a remedy for warranted items only if damage or loss results from or is caused by the warranted item. The Contractor is not obligated to provide repair, replacement or other remedies in the event that damage or loss is the result of or is caused by actions or events other than the warranted item, to include such causes as: (1) misuse or abuse of the item beyond the use contemplated in the Specification; (2) accidental damage, to include aircraft crashes; (3) combat damage; (4) natural disasters, to include flood, earthquake, hurricane, tornado; and (5) fires or explosions not originating on or within the warranted item.

6.4.1      Warranty Period

The Contractor shall provide a minimum thirty six (36) month warranty including parts and labor for all equipment delivered under this contract. All warranties for items accepted on the same date shall be for the same duration. The warranty period shall begin upon Government acceptance of the MTS equipment and items. For the purposes of warranty, software or firmware shall be considered equipment. The warranty may include on-site procedures or mail-

                                                               DAAB15-99-D-0014

in or a combination of both. The Government reserves the right to carry in MTS equipment for repair at no additional cost to the Government.

If mail-in/carry-in procedures are provided, the Contractor shall provide no-cost repair for MTS equipment delivered to the Contractor by mail or commercial carrier. The Contractor shall bear all shipping and packaging costs both from and to Government sites. The Contractor shall be responsible for the equipment from time of shipment until safe return to the Government site.

6.4.2      Return to Service

Equipment located in CONUS, Alaska, Hawaii, Germany, Korea and Southwest Asia (including but not limited to Kuwait, Saudi Arabia, Bahrain and Qatar), shall be returned to a fully operational status or replaced with a fully operational unit within seventy two (72) hours of a bona fide attempt to report the problem to the Contractor using the services provided pursuant to paragraph 6.3. Equipment located in all other locations shall be returned to a fully operational status or replaced with a fully operational unit within two hundred forty (240) hours of a bona fide attempt to report the problem to the Contractor using the services provided pursuant to paragraph 6.3. A bona fide attempt is established once the user has established contact with the staffed telephone support service or after a user leaves an answering machine service message or receives a delivery receipt notice to an email, World-Wide Web or satellite message request for service.

6.4.3      Replacement Parts

a. When the Contractor replaces a defective part during the warranty period, the newly installed part shall become Government property. The defective part shall become the property of the Contractor, except the Government reserves the right to retain defective disk drives containing sensitive or classified material which is required by statute or regulation to be destroyed or retained by the Government. The Contractor shall ensure that the hard drives are separately priced as a sub-component CLIN.

b. The effective warranty for all replacement items installed during the initial warranty period shall be equal to the remaining warranty period on the original item or 90 calendar days, whichever is greater.

c. Only new parts or parts certified by the Original Equipment Manufacturer
(OEM) as equal to new shall be used in effecting warranty repairs. Additionally, all replacement parts shall be equal to or better than the replaced parts in terms of quality and performance.

6.4.4      Warranty Conditions

The Government may upgrade equipment delivered under this contract by inserting items or attaching other devices such as third party cards or disk drives without voiding the applicable warranty. Substitutions and additions of equipment not manufactured or supplied by the Contractor shall be subject to the following:

a. The Contractor shall not be responsible for damage caused to the original equipment provided the damage results from the use of third-party equipment.

b. The Contractor shall not be responsible for defects or overall system performance degradation if such defects or performance degradation result from the use of third-party equipment.

6.4.5      Post Warranty Maintenance

                                                               DAAB15-99-D-0014

The contractor shall propose follow on post initial warranty maintenance on a monthly fixed price basis for all items in accordance with the provisions of paragraph 6.4.

6.5    HARDWARE AND SOFTWARE DOCUMENTATION

a. Commercial Manuals. The Contractor shall provide commercial quality documentation for all hardware and software delivered under this contract in accordance with commercial practices. To the extent that it is consistent with commercial practices, the hardware and software documentation shall be provided as separately orderable items and not included in the equipment prices.

b. MTS Manuals and Training Material. The contractor shall provide commercial quality data to the Government in the form of MTS users manuals and training documentation for the V1, V2, and Control Station. The users manuals and training documentation shall include step by step procedures for set-up hear-down, power on, power off, concept of operations, diagrams of all equipment, shall also include a discussion of the purpose, function and operation of all switches and connectors, full discussion of operating procedures, troubleshooting and a Frequently Asked Question section.

c. The contractor shall submit a draft for all contractor developed documentation 45 days after contract award date. The Government has 20 days to review and submit comments. The final documentation shall be submitted to the Government within 30 days.

6.6    CONFIGURATION MANAGEMENT

6.6.1      Correction of Safety Hazards or Equipment Malfunctions

a. In accordance with commercial practices, the Contractor shall notify the Contracting Officer and the PM office of all OEM-sponsored changes to correct safety hazards or equipment malfunctions.

b. The Contractor shall implement changes to correct safety hazards in accordance with commercial practices. The implementation shall be in accordance with a mutually agreed-upon schedule. All such changes shall be implemented at no additional cost to the Government.

c. During the equipment warranty period or during any period in which post-warranty repair services are procured, the Contractor shall implement changes to correct equipment malfunctions in accordance with commercial practices. The implementation shall be in accordance with a mutually agreed-upon schedule. These changes shall be made at no additional cost to the Government.

6.6.2      Current Technology Substitutions/Insertions/Additions

a. The Contractor shall propose changes within the general scope of the contract for the purpose of product substitutions, technology insertions, and/or additions to assure that state-of-the-art, commercial items are available for delivery in accordance with the contract terms and conditions.

(1) Product substitutions are replacement of contract items which have been officially announced as either out-of-production or no longer supported by the OEM. Substituted items shall be at the same or greater performance for the same or lesser price of the contract item being replaced.

(2) Technology insertions are upgrades and advancements in technology for existing contract items.

                                                               DAAB15-99-D-0014


(3) Additions provide for new functionality not available on the contract. A new CLIN or sub-CLIN will be added to the contract for the addition of the new item.

b. The offer of product substitution, insertion, or addition shall include information sufficient to determine that the proposal satisfies the terms and conditions of the contract and in particular, this section of the SOW. The proposal shall be subject to negotiations and shall, as a minimum, include the following information:

(1) A description, in detail, of the difference between the existing contract item(s) and the product substitution or technology insertion and a specific analysis of the comparative advantages and disadvantages of each. For additions, the proposal shall provide a complete description of the new item and a correlative analysis of how the new item will benefit the Government.

(2) A discussion of how specific contract items would be changed if the proposal is accepted (e.g., if new equipment is offered to replace currently installed, will the old equipment be exchanged for the new equipment and on what basis).

(3) A statement as to how the changes will affect performance, costs, etc., and an item-by-item summary of any "street pricing" (including source of the "street price") and any GSA pricing (including GSA Schedule Number).

(4) If applicable, an evaluation of all the effects the change would have on the Contract Life Costs, maintenance, personnel, site modifications, and energy consumption, etc.

(5) An analysis of a timeframe in which the change should be instituted to obtain maximum benefit to the Government for the remainder of the contract.

c. The Contractor shall manage and propose product substitutions, technology insertions, and additions in a timely manner in order to allow sufficient time for Government evaluation approval and to provide, without a lapse in availability, Government-approved products throughout the entire ordering period of the contract. (Government review times will vary depending upon the complexity and newness of the item.)

d. The Government reserves the right to request a proposal for technology additions. Upon the Government's request the Contractor shall prepare a proposal that complies with the requirements of paragraph 6.11.l.b.

e. The Government shall not reimburse the Contractor for proposal costs for product substitutions, technology insertions, and additions.

f. All approved changes shall be determined to be within the general scope of the contract and to be in the best interest of the Government. The decision as to the acceptability of such a proposal shall be at the sole and exclusive discretion of the Contracting Officer and is not subject to the Disputes clause of this contract. Acceptance of such a proposal shall be made by issuance of a written modification to this contract. Unless and until such a modification is issued to the Contractor, the Contractor remains obligated to perform in accordance with the terms of the existing contract.

g. In the event the contract modification results in equipment changes to any of the basic computer configurations, the Government may require the Contractor to perform a Government witnessed demonstration prior to the first delivery of the revised configuration(s). As a minimum, the Contractor shall demonstrate that the equipment is capable of performing in a

                                                                DAAB15-99-D-0014

manner equal to or better than the applicable Contractor's certified benchmark test results and is capable of successfully performing. In such an event, the Contractor shall perform the demonstration within 15 days after the Contracting Officer's request for the demonstration. At least seven days prior to the demonstration, the Contractor shall deliver to the Government a plan that outlines the agenda, procedures, and any constraints related to the demonstration.

h. All new equipment shall be backward compatible with hardware previously purchased under this contract.

6.6.3      Replaceable Items

The contractor shall offer replaceable items such as external antennas, cables, power cords, batteries, printer cartridges, etc., as separately orderable items for the MTS Control Station, V1, and V2.

6.6.4      Sub-units

The contractor shall offer components of each MTS control Station, V1, and V2. A sub-unit is a subassembly of the parent item such as a laptop computer, software, transit case, printer, hard drive, etc. These are items that are typically user removable and installable in the event of field loss or damage. A sub-unit/subassembly is NOT typically a circuit card assembly or other items requiring specialized skill to remove and install (except hard drives). These items are to be determined by the offeror, however, in aggregate all sub-units shall make up the unit.

6.7    CONTRACT MANAGEMENT

With the exception of excusable delays as set forth in Part II.a, paragraph (f), the Contractor shall be liable for non-performance under this contract. In addition to the reporting requirements set forth in this paragraph, the Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible when non-performance is imminent or has occurred.

6.7.1      Monthly Project Status Reports

a. The Contractor shall provide monthly project status reports. At a minimum, the reports shall include the following information for the reporting period:

(1) Summary of Equipment Orders: This shall include the orders received, deliveries made, and the delivery location and required and actual delivery dates of each order

(2) Summary of Technical Support Services Orders: This shall include the orders received, deliveries made, and the delivery location and required and actual delivery dates of each order

(3) Summary of Warranty Repairs: This shall include identification of pertinent dates (e.g., date notified of problem, date item received by contractor, date repaired, date returned to unit, etc.)

(4) Summary of Maintenance Provided: This shall include identification of pertinent dates (e.g., date notified of problem, date repaired, etc.) and provide a consolidated failure rate (Mean Time Between Failure (MTBF) rate) and projected life expectancy values. This shall be recorded at the sub-component level in order to facilitate future repair/support budgets.

(5)  Current Technology Substitutions/Insertions/Additions Proposal Information

                                                                DAAB15-99-D-0014

(6)  Dollar Value of Delivery/Task Orders

(7) Concerns, Risks (to include those which are Government attributed), Issues, and Potential Mitigating Actions

(8) Air Time usage/ seventy five percent or greater of purchased usage

b. The first reporting period shall be from receipt of the first delivery/task order through the end of the next full calendar month. All subsequent reporting periods shall be from the first calendar day of the month through the last calendar day of the month. The monthly reports shall be submitted to the Government Program Manager (PM) within ten workdays from the end of the reporting period. The monthly status report shall be subject to Government approval. Any revisions to the report shall be submitted to the PM within three workdays of receipt of Government comments.

c. The report shall be delivered in hard and soft copy formats to the PM, the COR, and the Contracting Officer within two workdays following approval by the PM. The Government is currently using MS Word 6.0 and Excel 5.0. The soft copy report shall be provided in the same or compatible format.

d. The Contractor shall attend meetings with the PM as necessary to discuss issues and concerns relating to the contract. The location of each meeting will be within the National Capital Region or at Ft Lee, VA.

6.7.2      Quarterly Logistics and Maintenance Report

a. The Government has a requirement to track logistics and maintenance information. The Contractor shall provide a Quarterly Logistics and Maintenance Report which contains information on all equipment delivered under the contract, (i.e., those components which are separately priced) for input into the Government's database. The report shall contain, at a minimum, the following information:

(1) Control Number (a number to track transactions)
(2) Delivery Order Number
(3) CLIN
(4) Description
(5) Manufacturer, including Commercial and Government Entity (CAGE) code
(6) Model/Part Number
(7) Serial Number
(8) Delivery point (including Unit/organization, Unit Identification Code (UIC), and DoD Activity Address
    Code (DODAAC))
(9) Warranty Start Date
(10)Maintenance Start Date and Expiration Date (excluding warranty)
(11)Quarterly and Cumulative Air Time Usage by Unit
(12)Air Time Start Date

                                                               DAAB15-99-D-0014


b. The report shall be provided on a quarterly basis. The first reporting period shall be from receipt of the first delivery order through the end of the first complete Government fiscal quarter. All subsequent reporting periods shall be from the first calendar day of the fiscal quarter through the last calendar day of the fiscal quarter. The report shall be submitted to the PM within ten workdays from the end of the reporting period. The report shall be subject to the PM approval. Any revisions to the report shall be submitted to the PM within three workdays of receipt of Government comments.

c. The report shall be delivered to the PM within two workdays following approval by the PM and shall be posted to the Web site pursuant to and in accordance with paragraph 6.7.3. The report shall be submitted in a format that is consistent with the Contractor's commercial practices.

6.7.3      World-Wide Web Site

a. Within 60 days after the effective date of the contract, the Contractor shall provide a Web site that shall be available on a 24-hour basis. The Web site shall be a restricted site, accessible only to military and DoD civilian employees with a .mil email address. As a minimum, the Web site shall include, or provide hyperlinks to, the following downloadable information.

(1) Quarterly Logistics and Maintenance Report (delivered pursuant to paragraph 6.7.2). This information, and any updates to this information, shall be posted to the Web site within 48 hours of Government approval. The Contractor may restrict access to the Quarterly Logistics and Maintenance Report that is posted on the Web Site to those individuals identified by the PM.

(2) Copies of Device Drivers. The Government desires that all drivers needed to adequately operate the MTS equipment be posted to the Web site. At a minimum, the Contractor shall post to the Web site those drivers that were developed by the Contractor for use under this contract. Any initial drivers shall be posted to the Web site within 60 days after the contract effective date. New/updated drivers shall be posted to the Web site within 48 hours of Government approval. In the event that drivers are updated, the original version shall be maintained on the Web site.

(3) Ordering Catalog. At a minimum, this catalog shall contain sufficient information to allow users to prepare a delivery order and to determine which contract line items (to include pertinent terms and conditions) best meet operational requirements. With the exception of during the last contract year, the ordering guide shall contain, at a minimum, CLINs and prices for a two-year period (i.e., the then current year and subsequent year). The ordering guide shall be subject to Government approval prior to posting on the Web site. Any revisions to the information shall be submitted to the PM within three workdays of receipt of Government comments. The approved ordering catalog shall be posted to the Web site within 60 days after contract effective date. An updated version of the catalog shall be posted to the Web site within two days of any changes to the information contained in the catalog. No orders shall actually be placed through the Web site.

(4) Application Load Procedures and Tapes. The Contractor shall post the software load procedures on the Web site. New/revised software load procedures and/or tapes shall be posted to the Web site within 48 hours of availability.

(5) Other Information Normally Provided to Commercial Customers. The Contractor shall post to the Web site any other information which is normally provided to commercial customers via a Web site and which the Contractor feels would be useful to MTS users.

                                                                DAAB15-99-D-0014

b. The downloadable electronic documents shall be readable and printable using software applications that are compatible with MS Office Suite.

6.8    SECURITY

a. The Contractor shall ensure that Contractor personnel have the necessary Government security clearances. The highest clearance level required under the contract will be Secret as established by DD Form 254, Contract Security Classification Specification, at Part III, Attachment III.b of the contract. The Contractor shall not claim lack of security clearances as a reason for non-compliance. The specific security access requirements will be set forth in each respective delivery/task order.

b. As necessary for performance on this contract, the Government will provide assistance to the Contractor in gaining access to Government facilities, including controlled access areas.

6.9    USAGE TIME/AIR TIME

a. It is anticipated that the equipment proposed will require access to a commercial communications provider. All costs for such usage shall be at a fixed price for continuous unlimited usage on a daily, continuous 24 hour period, basis, i.e. $X/per day/per unit, unlimited use. Daily unlimited use shall work this way. A day of unlimited use shall be charged against a specific serialized unit once that unit sends a message, or other traffic on that day, then within that same 24 hour period that specific unit shall be afforded complete unlimited access. No other notification to the contractor shall be required other than to send a message. For these purposes, the sending of an acknowledgment "ACK" to a received message shall also constitute activation of that days air time on and for that unit. Usage of days of air time may not be continuous, but shall be tracked by the contractor to inform the user, via the World-Wide Web Site, of how many days of usage are remaining.

b. The contractor shall include a minimum 400 days of unlimited usage air time in the price of both mobile units (V1 and V2) and Control Station. The 400 days included with the units are required to be used within a maximum period of eight years from contract award. Additional days of air time shall be separately priced. All air time provided with the equipment, for equipment purchased on the same date, shall be for the same duration. Availability of connection to a commercial communications provider shall commence upon Government acceptance of the system, with the 400 days ready for use. The charging or decrementing of days used shall commence once a specific unit is activated with a message being sent. The contractor shall have an accounting system that tracks usage time/air time and allows the Government to obtain records of this usage by accessing the contractor established WEB page (CLIN x018), with a method provided to allow a user to query a specific unit to obtain the number of prepaid days of unlimited use remaining. All MTS units which have reached 75% of the initial 400 days of usage time/air time or subsequently purchased air time shall also be identified in the database.

c. The contractor shall also provide monthly notification when 75% of the initial 400 days or any subsequently purchased usage time/air time has been expended for any of the MTS units. This list shall be included in the monthly Project Status Report submitted under CLIN 0016.

                                                                DAAB15-99-D-0014

d. The Government also has the option of purchasing MTS units and usage time/air time in groups/pools of units. In these cases, the usage time/air time shall be tracked by total usage time/air time of the group/pool rather than by the individual MTS unit.

e. Prior to the end of this contract, the contractor should provide a means by which the Government may acquire and pay for subsequent usage time/air time usage for systems they already own.

f. The data contained in the table below is provided as information only. The numbers are estimates. Actual government usage is unknown and is dependent on many factors such as the addition of applications identified in Paragraph
III.2.15 of this document. This information is not meant to change or modify the Government's requirement for "fixed price for continuous unlimited usage on a daily basis, i.e. $X/per day/per unit unlimited use."

                                   ANTICIPATED

                              MESSAGE USAGE PROFILE



                    Daily In-Use Time     Yearly Days of      Text Message Send
                                            Operation             Frequency *

                                             200 (war)       Send 1 test message
                                                               every 5 minutes
 Control Station          24 hours         90 (peacetime)

    V1 and V2             20 hours           200 (war)          Send 2-3 text
     Mobile                                                    messages per hour
                                           90 (peacetime)       and Send 1 GPS
                                                                position update
                                                                every 5 minutes


          * Each text message estimated at 100 alphanumeric characters

6.10   PART NUMBERS

The contractor shall implement and use a part number scheme to facilitate reporting. Each part number shall be unique. The contractor shall also maintain a contractor to OEM part number cross reference as part of the web site. Major components should have unique serial numbers affixed to each unit.


6.11   TECHNICAL SUPPORT SERVICES

6.11.1          General

a. When ordered, the Contractor shall provide technical support services that are within the scope of this section. Technical support services include:

(1) Site surveys
(2) On-site installations and training

                                                                DAAB15-99-D-0014

(3) Relocation of equipment
(4) Post-installation support
(5) Engineering studies and documentation
(6) Integration/interface impact studies
(7) Development/modification of software programs to achieve additional functionality
(8) Development and documentation of A-Kits for different families of vehicles
(9) Expedited Delivery and OCONUS shipping
(10)Additional System Integration
(11)Demonstration Support

b. Labor Categories and Tasks:

(1) Program Manager - Lead task order, maintain cost, technical, schedule and overall management of resources to accomplish task requirements

(2) Site Leader - Serve as senior contractor POC at a field site with total knowledge of task areas and authority to manage personnel

(3) Mechanical Installer - Capable of following drawings and installation criteria, making changes to vehicles and installing A-Kits into vehicles and performing overall system or installation tests

(4)  System Trainer - Capable of training the system operation to soldiers

(5) Senior Engineer - Capable of analyzing requirements and designing system changes

(6) Junior Engineer - Capable of supporting the analysis of requirements and designing system changes

(7) Senior Software Analyst - Capable of working with software requirements and to plan changes to design based upon new/changed requirements

(8) System Analyst - Capable of integrating across all system requirements to produce new/modified requirements

(9) Software Programmer - Capable of making software changes to implement new/changed requirements

(10) Test Analyst - Capable of testing hardware/software changes to task requirements

(11) Mechanical Engineer - Capable of designing A-Kit mechanical components based upon requirements

(12) Mechanical Fabricator - Capable of fabricating/assembling A-Kit mechanical components

(13) Electrical Engineer - Capable of designing A-Kit electrical components based upon requirements

(14) Electrical Fabricator - Capable of fabricating/assembling A-Kit electrical components

(15) Technical Writer - Capable of producing technical documentation for task order requirements

                                                                DAAB15-99-D-0014

(16) Clerical - Capable of using automated tools for the production of documentation; capable of performing final proofing, making changes and providing general clerical support to task order areas

c. Prior to issuance of a task order for technical support services, the Contracting Officer will provide the Contractor with a request for a proposal, which includes a description of the task(s) to be performed. Within 15 days of receipt of the request, the Contractor shall deliver to the Contracting Officer a proposal for performing the services. The proposal shall contain sufficient detail to enable the Government to determine the acceptability of the proposal and shall include, as a minimum:

(1) A brief description of the technical approach which demonstrates the Contractor's understanding of the requirement

(2)  A proposed milestone chart

(3) Proposed labor categories from the Master CLIN listing and the number of hours proposed for each category, and

(4) Proposed other direct costs (ODCs), to include any proposed travel costs, which are consistent with the Joint Travel Regulation.

d. The Government reserves the right to accept or reject any proposal for technical support services. This decision shall be final and not subject to the "Disputes" clause of this contract. After the Government has reviewed and accepted the Contractor's proposal (negotiations may be required), subject to availability of funds, a firm-fixed-price task order will be issued. The Contractor shall then perform the technical support services in accordance with the approved proposal.

6.11.2          Site Surveys

a. The Contractor shall perform site surveys in accordance with approved proposals submitted pursuant to paragraph 6.11.1.b. The primary purpose of the survey is to provide a detailed scope of work required for the later installation/fielding of MTS equipment, and for the purpose of fitting the system to a new vehicle family. The Government will make available a representative sample of any vehicle for contractor access.

b. Within seven days after completion of the survey, the Contractor shall deliver a survey report to the Government official identified on the applicable task order. The report shall include a description of any actions (e.g., site modifications) which must be completed prior to installation of the MTS equipment and it shall be sufficiently detailed to facilitate successful installation of the equipment. The report shall be subject to Government approval. Any revisions to the report shall be submitted to the Government official within three workdays of receipt of Government comments.

c. The Government will be responsible for performing site modifications (e.g., A/C, power, etc.) which are identified in the survey report.

d. In instances where work to be performed by the Contractor requires interaction with existing facilities and equipment, the Contractor shall be responsible for any damage to existing facilities or equipment resulting from the Contractor's efforts.

6.11.3          On-Site Installation and Training

                                                                DAAB15-99-D-0014

a. The Contractor shall perform on-site installation of MTS equipment in accordance with approved proposals submitted pursuant to paragraph 6.11.1.b. Installation services include both initial installation and upgrades to existing MTS equipment, as well as conducting training on the equipment installation, use and maintenance.

b. After installation is completed, the Contractor shall restore any Contractor-used Government work and storage areas to a clean condition.

c. The contractor may be required to supplement training data provided under paragraph 6.5.b in a more military style:

(1) Training Analysis Process. A front end training analysis will be accomplished to develop a general training concept, a training Master Task List
(MTL), and identify the Terminal Learning Objectives and Enabling Learning Objectives to support each task. Subject matter experts (SME) will subsequently review the analysis. Following approval of the MTL, a Task Selection Matrix
(TSM) will be developed, critical tasks identified for training, and methods of training will be determined. An Instructional Media Design Report (IMDR) (details the flow, appearance, and subject matter of the interactive courseware) will be completed and training scenarios reflecting operational environments will be developed. From the approved TSM, tests for each task will be developed, draft Programs of Instruction (POI), Lesson Plans (LP) Storyboards, Handouts
(HO), Practical Exercises (PE), and a Training Database will be developed. As the system matures, a Detailed Task Selection Matrix will be developed to identify step-by-step procedures required to accomplish each task. Draft Training Packages and supporting documentation will be tested and adjusted prior to the Operational Test (OT). SME support will be provided/coordinated by USA Combined Arms Support Command (CASCOM) throughout the development process. The development contractors will visit and/or coordinate directly with designated Points of Contact (POC)

(2) Multimedia Training. Multimedia Training shall be the primary method of training for the MTS. The multimedia training will be on a separate CD ROM that must be periodically updated to reflect the changes to the system. It will satisfy the majority of the requirements for extension, sustainment, collective, and instructor and key personnel (IKP) training for the mobile unit operator and Control Station operator.

(a) The V2 and Control Station system software shall contain a Training Menu Option which will allow the selection for training and training support functions and will replicate the prime system. Training will address the user by name based on log-in information and will provide the supervisor with the ability to manage the training environment to include establishing training requirements, selecting specific material for students, setting performance criteria, and producing training reports and comprehensive end of course tests. Interactive multimedia training is the required medium to train and evaluate the user's performance.

(b) The Multimedia Training will consist of two major elements: training and help. Multimedia Help shall be accessible from two different means: Menu Selectable Help and Context Sensitive Help (to at least 4 levels). To the extent possible, commercial software with help utilities will be incorporated. The multimedia training (CD ROM) will include as a minimum a V1 Operator Course, a V2 Operator Course and a Control Station Operator Course. System Administration and System Support will be provided by the contractor.

                                                               DAAB15-99-D-0014

(c) A multimedia package will be developed. It must have hooks embedded into the prime system software (embedded training) so the user can obtain access to the training system and receive training by clicking on the hyper text, go to training, and return to the work area (training itself may be on CD-ROM). This will be an option load with the prime system. The training package must also be capable of operating separately, to provide the capability for conduct of initial or sustainment training; it will be MTS specific and capable of use on any compatible DOS computer. Training screens will be identical to the prime system screens and help capabilities.

(3) Paper-Based Training. Paper-based training will be developed for designated tasks and those tasks not identified for embedded training. These packages must contain approved task lists, Programs of Instruction (POIs) and Lesson Plans (to include handouts, slides, practical exercises and tests) to assist the unit in conducting sustainment training.

(4) System Extension Training (SET). A training team will conduct operator and Control Station operator training at each training location. The extension packages will include training for all critical tasks identified during the Front End Analysis and the design and development efforts that were selected for training. The approved training package will be utilized to provide this initial training. The training will be provided on-site at each extension location that has system hardware being fielded to that site. Representative system hardware will be utilized. Monitorship and on-the-job training will occur following classroom training and system extension. The purpose of the monitorship is to ensure training effectiveness. Over-the-shoulder individual assistance will be provided as required, until the training team is satisfied that the operators and managers have the capability to exercise the system to its full capacity. The team will ensure full conversion and operation of the system prior to departure from the installation.

(5) Unit / Sustainment Training. Multimedia Embedded Training (EI) will be provided with the system and will have hooks resident in the system software to effect ET. Training CD-ROM disks will also be provided. A complete copy of the system extension training package, to include those tasks not selected for ET (including POI, Lesson Plans, and any other paper-based material), will be provided to units for unit sustainment training. Commanders of TOE / TDA units are responsible for conducting unit sustainment training as required.

(6) Training Evaluation and Manual Verification. USA CASCOM training evaluators will conduct a training Operational Test and Readiness Evaluation (OTRE) of the final training package when the operational test players are being trained. An OTRE will be conducted for all training provided. The training will include ET, Help, the Program of Instruction (POI), Task Selection Matrix (TSM), Lesson Plans (LP)/Story Boards, Practical Exercises (PE), test, tutorials and manuals (on-line and paper-based). USA CASCOM will issue a training Operational Test Readiness Statement (OTRS) through TRADOC to OPTEC as a result of the OTRE. To insure a successful OTRE, the PM MTS should request a customer test by USA CASCOM at any time prior to the OT.

6.11.4          Relocation of Equipment

The Contractor shall assist in, or perform, the relocation of MTS equipment in accordance with approved proposals submitted pursuant to paragraph 6.11.1.b. The extent of the services to be performed by the Contractor will vary by task order from minimal involvement (e.g., survey assistance) to total responsibility for the relocation.

                                                               DAAB15-99-D-0014

6.11.5          Post-Installation Support

Pursuant to approved proposals submitted in accordance with paragraph 6.11.1.b, the Contractor shall provide post-installation support and guidance to assist users in successful transition to MTS equipment. Such services can relate to general system operations or to specific tasks; e.g., porting data files.

6.11.6          Engineering Studies and Documentation

a. Pursuant to approved proposals submitted in accordance with paragraph 6.11.1.b, the Contractor shall perform engineering studies. These studies shall be related to the present and possible future physical and performance characteristics of equipment used in support of the system. Examples of such studies could include, but are not limited to system engineering feasibility studies, network studies, technology assessment studies, and quality-related practices studies. These studies may respond to, but are not limited to, the following: (1) An unexpected decreased level of system responsiveness; (2) Planned expansions of computing services or network connectivity; and (3) Sudden changes in traffic and data storage requirements which adversely affect network performance.

b. All engineering studies shall be subject to Government approval. Any revisions to the studies shall be submitted to the Government official within three workdays of receipt of the Government comments.

6.11.7          Impact Studies

a. During the life of the contract it is anticipated that changes will be made to the interfacing system/support software and/or equipment purchased from sources other than the MTS Contractor, which may require integration into the MTS configuration.

b. In such cases, pursuant to paragraph 6.11.1.b, the Government may request the Contractor provide an impact study which addresses, at a minimum, the following:

(1) A description of any MTS equipment modifications and/or additions (including any device drivers) necessary to at least maintain the current level of system performance.

(2) A description of any revisions and/or additions to system application and/or Government owned system support software which are necessary to at least maintain the current level of system performance.

(3) A price proposal for effecting the necessary changes to the MTS equipment (including any device drivers) identified pursuant to paragraph (1) above.

(4) A proposed schedule to implement the recommended changes identified in the impact study.

c. All impact studies shall be subject to Government approval. Any revisions to the studies shall be submitted to the Government official within three workdays of receipt of the Government comments.

d. The Government reserves the right to have the Contractor implement the changes identified in the approved study. The proposed price shall be subject to negotiations. If accepted by the Government, a contract modification will be executed to effect the change.

e. In the event the contract modification results in equipment changes to any of the basic computer configurations, the Government may require the Contractor to perform a Government-

                                                               DAAB15-99-D-0014

witnessed demonstration prior to the first delivery of the revised configuration(s). As a minimum, the Contractor shall demonstrate that the equipment is capable of performing in a manner equal to or better than the Contractor's certified benchmark test results and is capable of successfully executing. In such an event the Contractor shall perform the demonstration within 15 days after the Contracting Officer's request for the demonstration. At least seven days prior to the demonstration, the Contractor shall deliver to the Government a plan that outlines the agenda, procedures, and any constraints related to the demonstration.

6.11.8 Development/Modification of Software Programs to Achieve Additional Functionality

The Contractor shall perform software development to achieve additional functionality in accordance with approved proposals submitted pursuant to paragraph 6.11.1.c.

6.11.9      Development and Documentation of A-Kits for Different Families of
            Vehicles

a. The Contractor shall perform non-recurring engineering to support the development, qualification and Government acceptance for production of specified A-Kits. A-Kits are the mechanical mounting devices for mounting mobile units to a vehicle in accordance with approved proposals submitted pursuant to paragraph 6.11.1.c. A-Kits shall include the necessary shock, vibration and electrical isolation required based on the operational profile of the vehicle, and shall include cable harnesses, cable egress panels, etc. needed for installation of the required equipment. Typically, the contractor shall work with designated Government or vehicle contractor personnel in the design, development and prototyping of an A-Kit. Subsequent to development of an A-Kit, that equipment will be added by contract modification as a separately orderable CLIN on the contract.

b. It is anticipated that, over the life of this contract, several sets of A-Kits and documentation will need to be developed, one for each vehicle type. The contractor shall provide technical data to the Government to allow subsequent development of Integrated Logistics Support (ILS) products for the vehicles on to which the MTS will be installed. The data the contractor shall provide will allow the government to provision, catalog, document and support MTS A-kit parts. The contractor shall also provide data sufficient to allow the government to produce a technical manual documenting installation of the A-kit in the selected vehicle and installation of the B-kit (mobile unit) to the A-kit and repairs of the MTS A-kit. The contractor shall provide all data necessary to allow the government to produce installation and maintenance instructions for the MTS A-kit on a vehicle.

(1) Maintenance Analysis and Parts Provisioning Drawing Package; The contractor shall provide a complete MTS A-kit drawing package for each designated vehicle. The drawing package shall include a top level or top level drawings, the drawing tree or drawing structure and all individual piece part and component drawings, all assembly and manufacturing instructions. The drawing package may be in contractor format. The drawing package may be supplemented with additional narTative information to complete these requirements. The drawings or supplemental documentation to the drawing package shall include:

Material Data Safety Sheets

Complete warranty information

Wear limits for wear parts

                                                               DAAB15-99-D-0014

Torque Values for all fasteners

Scheduled Maintenance Requirements

Lubrication requirements

Troubleshooting procedures

Safety/hazard precautions

Requirements for special tools

Copy right release for all data provided

All instructions required to install the MTS A-kit on the designated vehicle including all steps required to modify the vehicle to accept the MTS A-kit, and all steps to install the B-kit on the A-kit

All drawings and publication data shall be in the English language

(2) Parts Provisioning; The contractor shall provide the government the following data for each MTS A-kit part:

Complete set of approved supplier service drawings

Component manufacturer part numbers

Component manufacturer Cage Codes to be stamped or typed on the drawing.

Unit Package quantities

Weights and Dimensions

Shelf Life limitations

Optimum Quantity Prices

Available Reliability or Projected Failure Rate Data

Repair Kit information

Each and Unit Package Prices

Dimensional Data for all hardware (nuts, bolts washers)

All drawing and publication data shall be in the English language

(3) Publications Support; The contractor shall provide the government any available commercial off the shelf manual/ literature and all necessary technical data to develop initial installation, operations, maintenance, repair, service, inspection storage and test procedures required to use and maintain the MTS A-Kit.

6.11.10         CONUS and OCONUS Shipping and Delivery

a. The Contractor shall pack each applicable component in its transit case(s) prior to shipping. This transit case(s), containing the configuration and/or components, shall be appropriately packed and shipped in standard commercial wrappings; e.g., shrink wrappings. Each unit shipped shall have its own users manual packed in the shipping container.

                                                               DAAB15-99-D-0014

b. The Government may require expedited andlor OCONUS shipments during the term of the contract. A packing list shall be placed in each shipping container.

6.11.11         Additional System Integration

a. The contractor may be required to perform integration services at field locations to support the initial installation or troubleshooting of the system surveys in accordance with approved proposals submitted pursuant to paragraph 6.11.1.b. Any such requirement will be identified to the contractor in a separately issued task order. The Contractor shall be responsible for all items provided to the Contractor until they are safely returned to the Government in the condition in which they were provided. It is anticipated that over the life of the contract additional system integration services may be required. In such cases, these requirements may be added to this contract by contract modification. In such an event, the Contracting Officer will request a proposal from the Contractor. The request will include a description of the integration and the operational environment; the typical configuration(s); the specific performance requirements; the loading and operating instructions; test criteria and data; and access to any required application software.

b. Prior to the first delivery of equipment that has been integrated pursuant to a contract line item number (CLIN) that has been added, the Government may require the Contractor to conduct a Government-witnessed demonstration to validate that the integration configuration is capable of successfully executing the requirement. In such an event, the Contractor shall perform the demonstration within 15 days after the Contracting Officer's request for the demonstration. At least 7 days prior to the demonstration, the Contractor shall deliver to the Government a plan that outlines the agenda, procedures, and any constraints. The Government reserves the right to have at least two Government-designated representatives witness each demonstration.

6.11.12         Demonstration Support

The contractor may be required to provide technical/support staff to assist the government at system demonstrations and/or briefings. Any such requirement will be identified to the contractor in a separately issued task order.

END OF STATEMENT OF WORK

                                                               DAAB15-99-D-0014

                                   APPENDIX I
                 TO THE MTS STATEMENT OF WORK AND SPECIFICATION
                              APPLICABLE DOCUMENTS

In the event that any of the documents listed in this Appendix have been canceled or superseded, the most recent document in effect at the time of release of the solicitation shall govern.

I.1    TECHNICAL ARCHITECTURE DOCUMENTS

The following technical architecture documents are available on the World-Wide Web at the identified URLs.

Department of the Army Joint Technical Architecture - Army (JTA-A), Version 5.0, dated 11 September 1997, available at:

       http://www.hqda.army.mil/techarch/jtaa50/jtaa50.htm


I.2        GPS USER EQUIPMENT INTERFACE CONTROL DOCUMENT FOR
THE RS-232/RS422 INTERFACE OF DoD STANDARD GPS UE RADIO RECEIVERS

a. Department of Defense ICD-GPS-153 GPS User Equipment Interface Control Document for the RS-232/RS422 Interface of DoD Standard GPS UE Radio Receivers, dated 27 June 1995, is available at the Global Positioning System (GPS) Joint Program Office (JPO), SMC/CZ (AFMC), P.O. Box 92960, Los Angeles Air Force Base, CA 90009-2960. The POC is Mr. Del Crane whose email address is
DEL.CRANE@losangeles.af mil.

b. The ICD-GPS-153 document is export controlled technical data with military application controlled under the Arms Export Control Act as implemented by the International Traffic in Arms Regulation. Distribution of the ICD-GPS-153 is authorized to Department of Defense and DoD Contractors only. However, the document can be released to prospective contractors provided they registered with and receive authorization from the Defense Logistics Agency (DLA). DLA has a web site that explains the procedure and requirements at:

       http://www.dlsc.dla.mil/ccal

DLA also has a telephone information number 1-800-352-3572. The registration and authorization process takes approximately five to ten working days. Offerors; are encouraged to start the registration process as soon as possible.

END OF APPENDIX I TO STATEMENT OF WORK

                                                               DAAB15-99-D-0014

                                   APPENDIX II
                 TO THE MTS STATEMENT OF WORK AND SPECIFICATION
                                   DEFINITIONS


II.1   DEFINITIONS

II.1.1 A-Kit: That mechanical device which provides a mounting capability between a vehicle and the Vehicle Mounted Mobile Unit (V2).

II.1.2    B-Kit: The Vehicle Mounted Mobile Unit (V2).

II.1.3 Continental United States (CONUS): All locations and sites within the 48 contiguous states, including the District of Columbia.

II.1.4 Days: Unless otherwise noted as "working days", all references to days shall refer to calendar days.

II.1.5 Equipment: The term equipment as used throughout the specification refers to hardware, software, and/or firmware.

II.1.6 Hours: Unless otherwise noted as "business" hours, all references to hours shall refer to wall clock hours.

II.1.7 INFOSEC: The term INFOSEC as used throughout the specification refers to Information Security which includes the protection of all MTS data, message contents, and position report contents.

II.1.8 World-wide: This encompasses the physical face of the planet between 70 degrees north latitude and 70 degrees south latitude to include all oceans and islands.

II.1.9 Outside the Continental United States (OCONUS): All locations outside the 48 contiguous states of the United States.

II.1.10 State-of-the-Art Technology: Commercial products that represent recent product designs and performance features. It does not include out-of-date, discontinued hardware and software.

II.1.11 System Modularity: Equipment that is developed as a series of smaller parts ("modules" or "system elements") that can be functionally separated from the other system parts in order to facilitate integration and specialized upgrades.

II.1.12 Year 2000 Compliant: Year 2000 compliant means information technology purchased under this contract that complies with Part III.a, Appendix III, paragraph III.2.5 of this contract.

END OF APPENDIX II TO STATEMENT OF WORK

                                                               DAAB15-99-D-0014

                                  APPENDIX III
                 TO THE MTS STATEMENT OF WORK AND SPECIFICATION
                             EQUIPMENT SPECIFICATION


III.1  INTRODUCTION

All  equipment   delivered   under  this  contract  shall  satisfy  the  general
performance requirements set forth at paragraph 111.2.

III.2     GENERAL PERFORMANCE REQUIREMENTS

III.2.1   Commercial Equipment

All equipment delivered under this contract shall be commercial items as defined in the Federal Acquisition Regulation (FAR) Clause 52.202-1. To allow for system modularity and commonality of parts, the same hardware may be used in all three configurations.

III.2.2   Only New Equipment

Only new equipment shall be delivered under this contract. The Contracting Officer will not grant approval for used or reconditioned equipment. Components of such equipment may be reconditioned provided such components are drawn from stockage that does not differentiate between new and reconditioned components.

III.2.3   World-wide Usage/Operating Authority

a. MTS shall be physically capable of transmitting and receiving messages world-wide. The initial version of MTS shall also have the legal authority to operate in as many countries as possible. Not later than June 7, 2000, MTS shall have the legal authority to operate in the following countries:

       a. United States (to include Alaska, Hawaii, and territories)

       b. Honduras

       c. Panama

       d. Germany

       e. Netherlands

       f. Belgium

       g. Italy

       h. Turkey

       i. Austria

       j. Hungary

       k. Bosnia

       1. Croatia

       m. Japan

                                                               DAAB15-99-D-0014

       n. Republic of South Korea

       o. Israel

       p. Egypt

       q. Saudi Arabia

       r. Kuwait

b. There shall be no additional fee for landing rights, backhaul, tariff or any other additional cost for air time. The Contractor shall include all such expenses in their price proposal such that the government pays one fixed rate, regardless of location.

III.2.4   Federal Communications Commission (FCC) Certification

All applicable hardware components shall meet, as appropriate, the requirements of the FCC Class A. The FCC Class A qualification for all MTS equipment shall remain unchanged after installation of contractor-provided internal devices. All applicable hardware components for Outside Continental United States (OCONUS) shall meet the International Special Committee on Radio Interference (CISPR) 22, Class A (International) standards for Radio Frequency Interference/ Electromagnetic Interference (RFI/EMI), be Underwriters and European Community
(CE) certified.

III.2.5   Year 2000 Warranty--Commercial Supply Items

The contractor shall ensure products provided under this contract, to include hardware, software, firmware and middleware, whether acting alone or combined as a system, are Year 2000 compliant as defined in FAR Part 39 and as specified in Part.II a (ac) of this solicitation document.

III.2.6   Compliance with Joint Technical Architecture-Army (JTA-A)

All applicable equipment components provided under this contract shall meet the requirements of the JTA-A. The JTA-A is the minimal set of rules governing the arrangement, interaction, and interdependence of the parts or elements that together may be used to form an Army information system. Its purpose is to ensure that a conformant system satisfies a specified set of requirements. The JTA-A applies to all systems that produce, use, or exchange information electronically. The JTA-A will be used by anyone involved in the management, development, or acquisition of new or improved Army Information Systems. The JTA-A uses the concept of a Common Operating Environment (COE) that provides a re-useable set of common software services via standard application programming interfaces (APIs).

Any computer provided as part of the solution for paragraphs III.2.11 (V2) and
III.2.12 (Control Station) shall conform to the Windows Operating System as defined by the Win32 APIs, Microsoft Win32 Programmers Reference Manual, Volumes 1-5, 1993, Microsoft Press. Commercial software provided shall have documented and published APIs to allow integration with other applications which may evolve.

III.2.7   Power Requirements
                                       28

                                                               DAAB15-99-D-0014



a. The V1 shall be primarily powered by one or more internal batteries. Fully charged batteries shall allow for sending 36 position reports and 36 text messages with a message size of approximately 100 characters over a minimum period of at least 12 hours. The V1 shall also come with a vehicle power adapter to enable operations from vehicular supplied power which is nominally between 12-32 volts direct current.

b. The V2 shall operate from vehicular supplied power which is nominally between 12-32 volts direct current. Vehicle power is used only when the V2 unit is mounted in the vehicle and when the engine is running. The V2 shall be capable of operating from standard 110-volt (CONUS) or 220-volt (OCONUS) 50/60 Hz commercial power.

c. The Control Station equipment shall be autosensing between 110 and 220 volts alternating current and between 60 and 50 Hz. The Control Station shall have one or more internal batteries.

d. All equipment (V1, V2, and Control Station) shall be properly protected from electrical damage due to fluctuations in power, nearby lightning and high power microwaves to acceptable industry standards. Employment of user replaceable one time use fuses is not allowed.

e. All equipment shall be certified by Underwriters Laboratory or an equivalent laboratory.

f. The V2 shall have an integral backup power source that will allow the operator to send a minimum of five position reports and five 100 character text messages over a 90-minute period when the primary power source is depleted or not available. The V2 shall have an indicator to inform the operator that he is operating on backup power. V2 shall be capable of receiving messages for up to 8 hours using integral backup power.

III.2.8   User Replaceable Components

All user-replaceable components; e.g., batteries, diskettes, shall be replaceable by the user without requiring special tools or a maintenance technician.

III.2.9   Commercial Software

All commercial software fixes, patches, and revisions available free to licensed users within the general public shall be provided free to the Government.

III.2.10        Handheld Mobile Unit (V1)

These requirements are applicable only to the Handheld Mobile Unit [V1].

a.  Have integrated send/receive messaging capability per III.2.14.a.
b.  Have integrated GPS capability.
c.  Does not require a graphical map.
d.  Contain the required battery.
e.  Have one transit case per V1 as specified in III.2.13.
f.  Reserved
g. Be water-resistant to the point that it remains fully functional in the rain.
h.  Requires an alphanumeric text display.

                                                               DAAB15-99-D-0014


i. Have an RS-232/RS-422 Interface conforming to the DoD Standard GPS User Equipment Interface of Radio Receivers, if applicable.

III.2.11   Vehicle Mounted Mobile Unit (V2)

These requirements are applicable only to the V2.

a.  Have integrated send/receive messaging capability per HI.2.14.a.

b.  Have integrated GPS capability.

c. Have the capability to display full color graphical maps as described in paragraph III.2.11.g.

d.  Have one transit case per V2 as specified in III.2.13.

e. Ability to integrate with (mount, operate and draw power from) the host vehicle without the need to relocate vehicle components or externally mount non-antenna components. The first vehicle to use the MTS is the PLS. Some, but not all, possible additional vehicles are the HEMTT, HET, M915 Tractor, M800-series and M900-series (5-Ton), M35-series (2.5-Ton), LMTV, FMTV, FOX
(NBC), M1114/M998 (MP/C2) HMMWV, all wheeled ambulances and all recovery vehicles.

f. Withstand shock and vibration experienced by the host vehicle without becoming inoperable, when installed with an A-Kit developed per 6.11.9.

g. Provide computer imaging which simultaneously displays digital maps with computer generated icons representing the geographic positions of user selected MTS equipped operations. The MTS will utilize standard digital mapping data and the map media provided by Defense Mapping Agency (now known as NIMA). V2 users shall be able to view their location on the map. Additionally, both the V2 and Control Station shall come configured with a commercial world-wide map to give initial map background capability to the MTS in the event that a NIMA map is not available. The resolution of this commercial map shall include at least country boundaries, major cities and major highways and shall be zoomable to several levels of granularity. Easy transition between this commercial world-wide map and a user loaded NIMA map shall be provided.

h. Have the capability to perform the same functions as a Control Station, i.e. to become a Control Station in a headquarters/operations center. The V2 shall be capable of operating from standard 110-volt (CONUS) or 220-volt (OCONUS) 50/60 Hz commercial power. LAN/WAN connectivity is not required. The mobile unit (except A-Kit mounting bracket and cables) must be easily installed and removed in less than 10 minutes.

i. Two type II PCMCIA slots that can function as a type III PCMCIA slot, available for future uses to be determined by the Government.

j. Have an RS-232/RS-422 Interface, available for future uses to be determined by the Government

k. Have an additional RS-232/RS-422 Interface conforming to the DoD Standard GPS User Equipment Interface of Radio Receivers, if applicable

III.2.12        Control Station

These requirements are applicable only to the Control Station.

a.  Have integrated send/receive messaging capability per III.2.14.a

                                                               DAAB15-99-D-0014
b.  Have integrated GPS capability

c.  Have a separate transit case(s) as specified in III.2.13

d.  Contain the required battery.

e. Be furnished with a portable color inkjet printer, capable of at least 300 x 300 dots per inch resolution, at least 3 pages per minute print speed, have an industry standard 10 foot parallel cable

f.  Weigh 30 pounds or less when stored in its transit case

g. The Control Station shall be a portable system capable of being set up in a fixed environment. This requires that the Control Station be operable within 15 minutes of set up. All antenna cable length for the Control Station shall be at least 100 feet

h. Be a laptop computer running in a windows operating system and shall be capable of minimally storing sufficient map backgrounds for a 300 mile square area of operations

i. Have the capability of using standard CD ROMS issued by NIMA containing military map backgrounds

j. Be capable of loading map backgrounds to a mobile unit via a computer to computer connection if the V2 cannot self-load the data

k. Provide computer imaging which simultaneously displays full color digital maps, as described in paragraph III.2.11.g, with computer generated icons which represent the geographic positions of operator selected MTS users. User with Control Stations shall be able to view their own and subordinate users

l. Mapping product shall be expandable to have active layers in order to provide pull down map data, such as bridge and road classifications, vehicle and cargo locations and unclassified situational awareness overlays

m.  Minimum Control Station hardware requirements:

       Pentium 266 (P266) class processor

       20x CDROM drive

       128MB RAM

       3.5" 1.44MB Floppy Drive

       5.0 GB Hard drive

       Active Matrix display

       Two type II PCMCIA slots that can function as a type III PCMCIA slot, available for future uses to be determined by the Government

       RS-232 port, available for future uses to be determined by the Government

n. The Control Station software application shall also be capable of executing as another active application on another Government provided computer which is running in a Windows operating system environment.

                                                               DAAB15-99-D-0014

o. Have an additional RS-232/RS-422 Interface conforming to the DoD Standard GPS User Equipment Interface of Radio Receivers, if applicable.

III.2.13   GPS

GPS has two signals. One signal is referred to as military requiring decryption to obtain the precise location data and one is commercial. MTS shall use GPS Joint Program Office (JPO) approved military GPS. However offerors may propose either the military or civilian signal to meet requirements as follows:

a. If the military GPS signal is proposed then the embedded circuit design shall be DoD GPS Joint Program Office (JPO) approved prior to submission of proposals. Requirements for obtaining DoD GPS JPO approval can be obtained from that organization. See Appendix I, Paragraph 1.2 b of this document for the address and point of contact.

b. If the initial MTS does not have approved embedded military GPS then it shall have an embedded commercial GPS capability with an external electronic interface to a DoD PLGR such that the PLGR location data can be automatically sent to MTS and override the commercial GPS data. The physical PLGR interface connection to the MTS shall be readily accessible. Instructions for obtaining the PLGR Interface Control Document are located at Appendix I, Paragraph I.2 b of this document.

III.2.14   System Operational Requirements

These requirements are applicable to the entire system and all three configurations (V1, V2 and Control Station).

a. The system shall provide near-real time two way data/messaging communications between MTS equipped users (those with V1s, V2s, and Control Stations) at any distance on a worldwide basis. The Government desires world-wide messaging capability and availability at time of contract award. World-wide is defined at Paragraph II.1.8.

b. The MTS will utilize standard digital mapping data and the map media provided by Defense Mapping Agency (now known as NIMA) in ARC Digitized Raster Graphics
(ADRG), Compressed ADRG (CADRG) or Controlled Image Base (CIB) format.

c. The MTS shall provide the following transfer time for each message. Message transfer time measurement shall start from the time the operator initiates message transmission and ends when the message is received by a recipients unit (CS, V1, V2).

     100 Byte Messages
---------------------------
    Delivery Percentile             Delivery Time will be less than n (seconds)
            95%                                    90
            85%                                    30
            75%                                    15
            50%                                     6

                                                               DAAB15-99-D-0014

     Position Reports
---------------------------
    Delivery Percentile             Delivery Time will be less than n (seconds)
            95%                                    15
            85%                                    15
            75%                                     3
            50%                                     3

d. The system shall be capable of operating (tracking locations of users and communicating) at any location world-wide and shall provide the capability for delivery of messages to multiple recipients with a single transmission from the sender.

e. The MTS system components, the V1, V2 and Control Stations, shall be capable of operating without the use of direct telephone (landline or cellular) connections or LAN/WAN/INTERNET direct connectivity. The Control Station configuration, only, shall be capable of operating via telephone (landline or cellular) as an alternate means of communication.

f. The system shall be operable immediately upon world-wide deployment without changing any equipment, reconfiguring of equipment, or installation of new equipment. The configuration of internal addresses in any software table is permitted, so long as not to exceed 10 minutes and is able to be performed by the end user.

g. Updating a user identification contained in the MTS shall require a minimum of operator input and be completed in less than 2 minutes.

h. MTS message and position transmission and reception will use a system designed to lower interception, detection, exploitation and jamming of message traffic.

i. Provide both user definable, fixed format and user generated data ('free-text') communications between MTS equipped users.

j. Provide scheduled and on demand transmission of geographic positioning data.

k. The system shall be capable of displaying last known and current location of selected MTS users along with the time/date of the last location report.

1. Permit installation and operation while wearing cold weather clothing and Mission Oriented Protective Posture gear.

m. Permit installation while wearing Night Vision devices.

n. The system will not emit any noise that is higher than 70dB(A) at the operators positions.

o. All MTS displays shall have automatic or operator adjustable brightness and contrast controls.

p. All WS components shall be capable of surviving temperatures ranging from -25 to 120 degrees Fahrenheit. All MTS components that are exposed to the elements (e.g. antennas, cables/connectors, etc.) must be able to operate in temperatures ranging from -25 to 120 degrees Fahrenheit. MTS components that are operated from a heated/cooled environment (cab of vehicle, operation center, etc.) must be capable of operating within the temperature range of 25 to 100 degrees Fahrenheit and the associated humidity ranges.

                                                               DAAB15-99-D-0014

q. The Control Station shall have the capability to poll mobile units for data at anytime.

r. MTS is an unclassified system. The MTS shall employ a commercial INFOSEC capability to ensure against enemy exploitation of vehicle location and logistics information through unauthorized access to message content. The MTS shall employ INFOSEC measures that require the MTS operator to identify himself to the MTS network This identification procedure shall be periodically updated. The system shall notify the primary controlling station of failed operator identification attempts. The Control Station shall have the capability to prevent the operator in question from transmitting and receiving any messages.

s. Support objectives for initial operational capability shall be full organic support. The use of built in test/built in test equipment, if feasible, will reduce the maintenance burden.

t. System must fit into existing and future operational architectures without creating new military occupational specialties (MOS) or creating a burden on current MOS.

u.  RESERVED

v. The Contractor shall certify with the submission of the proposal, that V1 and V2 Mobile Units are safe to use as close as five inches from unsbielded munitions that contain 10 mA no-fire current, electro-explosive devices (EEDs). This certification shall be required for each type of RF component provided on the Contract, throughout the life of the Contract. A determination of the required safe separation distance can be made by referring to the graph entitled "Safe Separation Distance Between an RF Source and Unshielded Munitions Containing 10 mA No-fire Current Electro-Explosive Devices (EEDs)" in Exhibit-A. This graph relates safe separation distances to irradiated output power as a function of operating frequency. Although many ordnance items have no EEDs, and other items have EEDs that are less sensitive to RF energy, this requirement represents a worst-case scenario that ensures safe operation around what frequently is unknown ordnance (unknown to transporters and others). Transmitters, RF Relays and any other emitter shall be furnished, with a warning label that clearly indicates the safe separation distance that must be maintained between ordnance and the irradiating source.

w. The MTS shall provide positive acknowledgement to the message sender/user.

                                                               DAAB15-99-D-0014


                                    EXHIBIT-A

           SAFE SEPARATION DISTANCE BETWEEN A RF SOURCE AND UNSHIELDED
          MUNITIONS CONTAINING 10 mA NO-FIRE CURRENT ELECTRO-EXPLOSIVE
                                 DEVICES (EEDs)


                                 [GRAPH OMITTED]

NOTE: The lines in the above graph are only a visual representation and may not be accurate. Actual values for plotting all Slopes and Horizontals shall be calculated using the equations provided in the chart.

III.2.15   Transit Cases

a. Ruggedized, reusable, rigid transit cases shall be provided for the V1, V2, and the Control Station for use in storing and transporting the configurations by surface or air. Each MTS configuration, V1, V2 and the Control Station shall have a separate transit case. The transit cases shall be of sufficient size to accommodate all component/items each of the configurations, an extra battery, and related documentation.

                                                               DAAB15-99-D-0014



b. Environmental and Weight Requirements. Transit cases shall protect the components from damage resulting from dropping during cargo loading and unloading; when transported as loose cargo over unpaved secondary roads; and from water vapor, humidity, salt, and fog. The transit cases shall be capable of withstanding temperatures ranging from -54 to 74 degrees C or -65 to 165 degrees F and relative humidity ranging from 0 to 100% over the temperature extremes. The weight of equipment placed in the transit case shall be uniformly distributed within the case in relation to the handles. The weight limit per pair of handles of a case loaded with its equipment shall not exceed 37 lbs. The weight for a loaded case with a single handle shall not exceed 18 lbs.

c. Contents. Transit cases shall contain inserts to protect the contents from damage during transit and storage. Inserts shall be split so as to be an integral part of the top and bottom pieces of the transit case. Cushioning material used for the inserts shall be permanent, reusable, and have a non-flaking surface.

d. Inventory List. Each transit case shall have a durable and permanent inventory list of all items in the case. Graphic packing instructions shall be affixed to the inside top cover and visible to the user.

e. Handles Location. The transit case handles shall be installed sufficiently above the center of gravity of the equipment to ensure carrying stability and preclude uncontrolled swinging or tilting of the case when lifted. Additionally, the handles shall be positioned to allow the lifters to easily carry the transit cases through doorways. When not in use, handles shall return to a closed position by a spring-loaded mechanism or simple restraining mechanism. Clasps shall be easily accessible and operable by personnel utilizing Mission Oriented Protective Posture (MOPP) Gear or wearing low-temperature, protective gloves.

f. Labeling. Labels shall be placed horizontally (to the front of the case) and externally on the top of each transit case in a consistent manner to identify:
(1) gross or loaded weight, (2) volume in cubic feet and cubic centimeters, and
(3) external linear dimensions in inches and centimeters. All transit cases with a total loaded case weight between 35 and 70 pounds shall be clearly marked as "TWO-PERSON LIFT" and all cases with a total loaded weight exceeding 70 pounds shall be clearly marked as "FOUR-PERSON LIFT".

g. Attributes. The transit cases shall contain an automatic, pressure-vacuum relief valve that shall accommodate transportation by air. The cases shall allow stacking of up to four like cases, that are loaded, on one another with no skidding.

h. Color. Transit cases shall be olive drab green in color.

III.2.16   Pre-Planned Product Improvements (P31) Expandability

a. As a future growth capability, MTS will be capable of interfacing with several types of systems, such as, receiving, storing and transmitting data from Automated Identification Technology (AIT), i.e., bar code readers, radio frequency tags, etc. MTS must also provide the capability for electronic linkage to and from an Army specified Standard Army Management Information System (STAMIS), command and control system via LAN/WAN, satellite or other communications system. MTS may be used as a wireless conduit for data transfer. MTS will also have the capability to receive, store, transmit vehicle diagnostic/prognostic data.. MTS will transition to the GPS Receiver Application Module/Selective Availability Anti-Spoofing Module (GRAM/SAASM). This growth capability is required in the initial contract, but exact interfaces

                                                               DAAB15-99-D-0014

will be specified and developed via a future contract modification. MTS will be capable of migrating to future mapping products produced by NIMA.

                                                               DAAB15-99-D-0014



b. Other areas identified for future growth capability, include the capability to interface with multiple satellite service providers. The capability to provide position location in the absence of the GPS signal. Interface with Transportation Coordinators'-Automated Information for Movements System (TC-AIMS) II, the Army Battle Command System (ABCS) (to include Maneuver Control System (MCS), Force XXI Battle Command Brigade and Below (FBCB2) and Combat Service Support Computer System (CSSCS)) in order to update ABCS' situational awareness and logistical picture with MTS equipped units TC AIMS II Interface. MTS will allow soldiers to conduct operations with night vision devices. The MTS will provide migration paths to achieve higher levels of classification and LPI/LPD. The MTS will provide High Altitude Electro-Magnetic Pulse (HAEMP) protection. The MTS, will provide NBC Contamination survivability. The MTS shall provide HAEMP, ECM, ECCM, and EM Interference, etc. survivability. Capability for dead reckoned positions.

END OF APPENDIX III TO STATEMENT OF WORK

APPENDAGE# 1                        TO DD FORM 254

             SAFEGUARDING "FOR OFFICIAL USE ONLY" (FOUO) INFORMATION

                    Provided by the Security Support Division
               Directorate for Intelligence & Information Security

1. The "For Official Use Only" (FOUO) marking is assigned to information at the time of its creation in a DOD User Agency. It is not authorized as a substitute for a security classification marking but it is used on official government information that may be withheld from the public under exemptions 2 through 9 of the Freedom of Information Act.

2. Other non-secutity markings, such as "Limited Official Use" and "Official Use Only" are used by non-DoD User Agencies for the same type of information and should be safeguarded and handled in accordance with instructions received from such agencies.

3. Use of the above markings does not mean that the information cannot be released to the public, only that it must be reviewed by the Government prior to its release to determine whether a significant and legitimate government purpose is served by withholding the information or portions of it.

4. IDENTIFICATION MARKINGS

       a. An unclassified document containing FOUO information will be marked "FOR OFFICIAL USE ONLY" at the bottom of the front cover (if any), on the first page, on each page containing FOUO information, on the back page, and on the outside of the back cover (if any). No portion marking will be shown.

b. Within a classified document an individual page that contains FOUO and classified information will be marked at the top and bottom with the highest security classification appearing on the page. If an individual portion contains FOUO information but no classified information, the portion will be marked, "FOUO".

c. Any "FOR OFFICIAL USE ONLY" information released to a contractor by a DoD User Agency is requi!red to be marked with the following statement prior to transfer.

THIS DOCUMENT CONTAINS INFORMATION EXEMPT FROM MANDATORY DISCLOSURE UNDER THE FOIA. EXEMPTIONS ----------- APPLY

d. Removal of the "FOR OFFICIAL USE ONLY" marking can only be accomplished by the originator or other competent authority. When "FOR OFFICIAL USE ONLY" status is terminated, all known holders will be notified to the extent practical.

S. DISSEMINATION: Contractors may disseminate "FOR OFFICIAL USE ONLY" information to their employees and subcontractors who have a need for the information in connection with a classified contract.

6. STORAGE During working hours, "FOR OFFICIAL USE ONLY" information shall be placed in an out-of-sight location if the work area is accessible to persons who do not have a need for the information. During nonworking hours, the information shall be stored to preclude unauthorized access. Filing such material with other unclassified records in unlocked files or desks, is adequate when internal building security is provided during nonworking hours. When such internal security control is not exercised, locked buildings or rooms will provide adequate after-hours protection or the material can be stored in locked receptacles such as file cabinets, desks or bookcases.

7. TRANSMISSION: "FOR OFFICIAL USE ONLY" information may be sent via first-class mail or parcel post. Bulky shipments may be sent by fourth-class mail.

8. DISPOSITION: When no longer needed, FOUO information may be disposed of by tearing each copy into pieces to preclude reconstructing, and placing it in a regular trash container or as directed by the User Agency.

9. UNAUTHORIZED DISCLOSURE: Unauthorized disclosure of "FOR OFFICIAL USE ONLY" information does not constitute a security violation but the releasing agency should be informed of any unauthorized disclosure. The unauthorized disclosure of FOUO information protected by the Privacy Act may result in criminal sanctions.

APPENDAGE #2                     TO DD FORM 254

                   ADDITIONAL SECURITY GUIDELINES FOR COMSEC

                     Provided by Security Support Division
              Directorate for Intelligence & Information Security

ADDITIONAL COMSEC GUIDELINES

Contractor Generated COMSEC Material: Any material generated by the contractor (including, but not limited to: correspondence, drawings, models, mockups, photographs, schematics, status programs and special inspection reports, engineering notes, computations and training aids) will be classified according to its own content Classification guidance will be taken from other elements of this Contract Security Classification Specification, DD Form 254, Government furnished equipment or data, or special instructions issued by the Contracting Officer, or his/her duly appointed representative.

REQUIREMENTS

1. Contractor employees or cleared commercial carriers shall not carry classified COMSEC material on commercial passenger aircraft anywhere in the world without the approval of the procuring and/or the administrative contracting officer.

2. No contractor generated COMSEC or government furnished material may be provided to the Defense Technical Information Center (DTIC). Contractor generated technical reports will bear the statement "Not Releasable to the Defense. Technical Information Center per DOD Directive, 5100-38."

3. No contractor generated COMSEC or government furnished material may be provided to the Defense Documentation Center. Contractor generated technical reports will bear the statement "Not Releasable to the Defense Documentation Center per DOD Instruction 5100.28."

4. Classified paper COMSEC material may be destroyed by burning, pulping, or pulverizing. When a method other than burning is used, all residue must be reduced to pieces 5mm or smaller in any dimension. When classified COMSEC material other than paper is to be destroyed, specific guidance must be obtained from the User Agency.

5. The following downgrading and declassification notation applies to all classified COMSEC information provided to and generated by the contractor.

          DERIVED FROM: NSA/CSSM-123-2
          DECLASSIFY ON: Source marked "OADR"
          DATE OF SOURCE: (Date of document from which information is derived)

6. All contractor personnel to be granted access to classified COMSEC information must be U.S. citizens granted FINAL clearance by the government prior to being given access. Immigrant aliens, interim cleared personnel, or personnel holding a contractor granted CONFIDENTIAL clearance are not eligible for access to classified COMSEC information released or generated under this contract without the express permission of the Director, NSA. If applicable; contractor personnel having access to TOP SECRET COMSEC material must comply with AR 380-40, Chapter 8 and be registered in the Department of the Army Cryptographic Access Program (DACAP).

7. Unclassified COMSEC information released or generated under this contract shall be restricted in its dissemination to personnel involved in the contract. Release in open literature or exhibition of such information without the express written permission of the Director, NSA, is strictly prohibited.

S. Recipients of COMSEC information under this contract may not release information to subcontractors without permission of the User Agency.

9. The requirements of DOD 5220-22-M National Industrial Security Program Operating Manual (NISPOM) and COMSEC Supplements are applicable to this effort.

10. Additional notices to be affixed to the cover and title or first page of contractor generated COMSEC documents:

     a. "COMSEC MATERIAL - ACCESS BY CONTRACTOR PERSONNEL RESTRICTED TO U.S. CITIZENS HOLDING FINAL GOVERNMENT CLEARANCE."

     b. "THIS PUBLICATION OR INFORMATION IT CONTAINS MAY NOT BE RELEASED TO FOREIGN NATIONALS WITHOUT PRIOR SPECIFIC APPROVAL FROM THE DIRECTOR, NSA. ALL APPROVALS WILL IDENTIFY THE SPECIFIC INFORMATION AND COPIES OF THIS PUBLICATION AUTHORIZED FOR RELEASE TO SPECIFIC FOREIGN HOLDERS. ALL REQUESTS FOR ADDITIONAL ISSUANCES MUST RECEIVE PRIOR SPECIFIC APPROVAL FROM THE DIRECTOR, NSA."

                                                                DAAB15-99-D-0014


                                  PART III.d

         NOTE: Offerors take exception to requirements at their own risk.
 Tbe Government may choose not to negotiate with any offerer who takes exception to any requirement.

OFFEROR'S CERTIFICATION OF REQUIREMENTS

Except as noted below, the offeror hereby certifies that their proposal submitted in response to solicitation DAAB 15-99-R-0004 meets all the requirements of the solicitation (including Part III.b). This applies to all proposed products and products proposed under Part III.b, paragraph 6.6.2, Current Technology Substitutions/Insertions/Additions. In the event that the offeror is awarded the contract and fails to successfully complete the validation demonstration required by Part III.b, paragraph 6.1.2, of the solicitation, or that the offered products or services fail to meet the requirements, the Government may require the contractor, at no additional cost, to make any changes necessary to the products or services. or the Government may terminate the contract at no cost to the Government and may award the contract to the offeror who is next in line for award. In the latter case, the offeror shall not be entitled to the contract guaranteed amount.

Paragraph #     Exception and Rationale for Exception

-----------    --------------------------------------------------
-----------    --------------------------------------------------
-----------    --------------------------------------------------
-----------    --------------------------------------------------
-----------    --------------------------------------------------
-----------    --------------------------------------------------
-----------    --------------------------------------------------


                                             Signature:


                                             Print/Type Name: Joel R. Alper
                                             Title:     President

Part IV:    PROVISIONS
Part IV.g:  Offeror's Certification of Requirements
File Name:  Tab 2, Vol 4 Contracts.doc

                             DEPARTMENT OF DEFENSE
                 CONTRACT SECURITY CLASSIFICATION SPECIFICATION

         (The requirements of the DoD Industrial Security Manual apply to all security aspects of this effort.)


1.   CLEARANCE AND SAFEGUARDING

     a.   FACILITY CLEARANCE REQUIRED

          SECRET
    ----------------------------------------------------------------------------
     b.   LEVEL OF SAFEGUARDING REQUIRED

          NONE
________________________________________________________________________________

2.   THIS SPECIFICATION IS FOR: (X and complete as applicable)

     [X]  a.   PRIME CONTRACT NUMBER

               DAAB15-99 D-0014
    ----------------------------------------------------------------------------
     [ ]  b.   SUBCONTRACT NUMBER

    ----------------------------------------------------------------------------
     [ ]  c.   SOLICITATION OR OTHER NUMBER

               DAAB15-99-R-0004

    ----------------------------------------------------------------------------
               DUE DATE (YYMMDD)

________________________________________________________________________________

3.   THIS SPECIFICATION IS: (X and complete as applicable)

     [X]  a.   ORIGINAL (Complete date in all cases)               Date (YYMMDD)

                                                                   98 03 02
  ----------------------------------------------------------------------------
     [X]  b.   REVISED                            Revision No.     Date (YYMMDD)

               (Supersedes all previous specs)    001              99 05 10

    ----------------------------------------------------------------------------
     [ ]  c.   FINAL                                               Date (YYMMDD)
               (Complete item 5 in all cases)

    ----------------------------------------------------------------------------
________________________________________________________________________________

4.   IS THIS A FOLLOW-ON CONTRACT?    [ ] YES   [X] NO.  If yes, complete the
                                                         following:

     Classified material received or generate under ____________________________ (Preceding Contract Number) is transferred to this follow-on contract.

________________________________________________________________________________

5.   IS THIS A FINAL DD FORM 254?     [ ] YES   [X] NO.  If yes, complete the
                                                         following:

     In response to the contractor's request dated _______________, retention of the identified classified material is authorized for this period of
     _____________________

________________________________________________________________________________

6.   CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
________________________________________________________________________________

a.   NAME, ADDRESS AND ZIP CODE   b. CAGE CODE   c. COGNIZANT SECURITY OFFICE
                                                    (Name, Address and Zip Code)

Comtech Mobile Datacom Corp.
19540 Amaranth Drive                04NA3
Germantown, MD  20874
________________________________________________________________________________

7.   SUBCONTRACTOR
________________________________________________________________________________

a.   NAME, ADDRESS AND ZIP CODE   b. CAGE CODE  c. COGNIZANT SECURITY OFFICE
                                                    (Name, Address and Zip Code)

________________________________________________________________________________

8.   ACTUAL PERFORMANCE
________________________________________________________________________________

a.   LOCATION                   b. CAGE CODE     c. COGNIZANT SECURITY OFFICE
                                                    (Name, Address and Zip Code)
TBD



________________________________________________________________________________

9.   GENERAL IDENTIFICATION OF THIS PROCUREMENT

To acquire commercial communications equipment, associated computers, integation services, maintenance, airtime, and technical support services to support the U.S. Army Movement Tracking System (MTS).

________________________________________________________________________________

10.  THIS CONTRACT WILL REQUIRE ACCESS TO:                   YES      NO

a.   COMMUNICATION SECURITY (COMSEC) INFORMATION             [X]      [ ]
b.   RESTRICTED DATA                                         [ ]      [X]
c.   CRITICAL NUCLEAR WEAPON DESIGN INFORMATION              [ ]      [X]
d.   FORMERLY RESTRICTED DATA                                [ ]      [X]
e.   INTELLIGENCE INFORMATION:
     (1) Sensitive Compartmented Information (SCI)           [ ]      [X]
     (2) Non-SCI                                             [ ]      [X]
f.   SPECIAL ACCESS INFORMATION                              [ ]      [X]
g.   NATO INFORMATION                                        [ ]      [X]
h.   FOREIGN GOVERNMENT INFORMATION                          [ ]      [X]
i.   LIMITED DISSEMINATION INFORMATION                       [ ]      [X]
j.   FOR OFFICIAL USE ONLY INFORMATION                       [X]      [ ]
k.   OTHER (specify)                                         [ ]      [X]

________________________________________________________________________________

11.  IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:       YES      NO

a.   HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT
     ANOTHER CONTRACTOR'S FACILITY OR A GOVERNMENT
     ACTIVITY                                                [ ]      [X]
b.   RECEIVE CLASSIFIED DOCUMENTS ONLY                       [ ]      [X]
c.   RECEIVE AND GENERATE CLASSIFIED MATERIAL                [ ]      [X]
d.   FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE         [ ]      [X]
e.   PERFORM SERVICES ONLY                                   [X]      [ ]
f.   HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
     OUTSIDE THE U.S., PUERTO RICO, U.S. POSSESSIONS
     AND TRUST TERRITORIES                                   [ ]      [X]
g.   BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
     TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
     SECONDARY DISTRIBUTION CENTER                           [ ]      [X]
h.   REQUIRE A COMSEC ACCOUNT                                [ ]      [X]
i.   HAVE TEMPEST REQUIREMENTS                               [ ]      [X]
j.   HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS           [ ]      [X]
k.   BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE        [ ]      [X]
l.   OTHER (Specify)                                         [ ]      [X]

________________________________________________________________________________
DD Form 254, DEC 90 Part III.c    Previous editions are obsolete    USAPPC V1.00

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public relase by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release

     [ ]  Direct         [X]  Through (Specify):
CECOM Aquisition Center - Washington
2461 Eisenhowere Ave., Hoffman 1, Rm 284
Alexandria, VA  22331-0700

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     * In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
________________________________________________________________________________

13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classifed effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

All Contractor personnel requiring access to a facility where services are to be performed shall have SECRET clearances. Contractor personnel will be required to work in a limited and controlled access areas. Contractor personnel may be exposed to cryptographic equipment and documentation up to the SECRET level.

The Contractor shall furnish personnel clearance information in accordance with the National Industrial Security Program Operating Manual (NISPOM) to the Security Office at the location where services are to be performed.

The information contained in this form is certified to the best of my knowledge as being accurate and complete.

FOUO Protection - Appendage #1

CONSEC - Appendage #2

________________________________________________________________________________

14.  ADDITIONAL SECURITY REQUIREMENTS.  Requirements,           [ ] YES   [x] No
     in addition to ISM requirements, are established
     for this contract.  (If Yes, identify the
     pertinent contractual clauses in the contract
     document itself, or provide an appropriate
     statement which identifies the additional
     requirements.  Provide a copy of the requirements
     to the cognizant security office.  Use Item 13
     if additional space is needed.)
________________________________________________________________________________

15.  INSPECTIONS.  Elements of this contract are                [ ] YES   [x] No
     outside the inspection responsibility of the cognizant security office. (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections.
     Use Item 13 if additional space is needed.)

________________________________________________________________________________

16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

--------------------------------------------------------------------------------
a.   TYPED NAME OF               b. TITLE                    c. TELEPHONE
     CERTIFYING OFFICIAL                                     (Include Area Code)

HERBERT R. ANDRESEN              Product Manager, MTS        (804) 734-6047

--------------------------------------------------------------------------------
d.   ADDRESS (Include Zip Code)

Department of Army
PM GCSS-ARMY
800 Lee Ave., Ft. Lee, VA  23801-1718

--------------------------------------------------------------------------------
e.   Signature
________________________________________________________________________________

17.  REQUIRED DISTRIBUTION

     [X]  a. CONTRACTOR
     [ ]  b. SUBCONTRACTOR
     [X]  c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
     [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
     [X]  e. ADMINISTRATIVE CONTRACTING OFFICER
     [ ]  f. OTHERS AS NECESSARY

________________________________________________________________________________
DD Form 254 Reverse, DEC 90 Part III.c                              USAPPC V1.00